UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Filed by a party other than the Registrant	☐

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
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byNordic Acquisition Corporation
(Name of Registrant as Specified in Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LETTER TO STOCKHOLDERS OF BYNORDIC ACQUISITION CORPORATION

c/o Pir 29
Einar Hansens Esplanad 29
211 13 Malmö
Sweden

Dear byNordic Acquisition Corporation Stockholder:

You are cordially invited to attend an annual meeting of byNordic Acquisition Corporation, a Delaware corporation (the “Company”), which will be held on August 7, 2024, at 10:00 a.m., Eastern Time, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Annual Meeting”). The Company will be holding the Annual Meeting via teleconference using the following dial-in information:

Telephone access:
Within the U.S. and Canada:
1 877-853-5257 (toll-free)
1 888-475-4499 (toll-free)
Outside of the U.S. and Canada:
Hong Kong SAR: +852 3008 3297 or 800 931 645 (Toll Free)
China: +86 10 8783 3177 or 400 669 9381 (Toll Free)
Meeting ID: 92034983299
Passcode: 430909

The accompanying notice of the Annual Meeting and proxy statement describe the business the Company will conduct at the Annual Meeting and provide information about the Company that you should consider when you vote your shares. As more fully described in the accompanying proxy statement, which is dated July 18, 2024, and is first being mailed to stockholders on or about that date, the Annual Meeting will be held for the purpose of considering and voting on the following proposals (collectively, the “Proposals”):

1.      Proposal No. 1 — Extension Amendment Proposal — To amend the Company’s Amended and Restated Certificate of Incorporation to extend the date (the “Termination Date”) by which the Company has to consummate a Business Combination (as defined below) (the “Charter Extension”) by allowing the Company, through resolution of the board of directors (the “Board”) without another stockholder vote, to elect to extend the Termination Date by one month each time from August 12, 2024 to August 12, 2025 (the “Charter Extension Date”), or such earlier date as determined by the Board in its sole discretion, unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”). A copy of the proposed amendment to the Certificate of Incorporation (the “Extension Amendment”) is set forth in Annex A to the accompanying proxy statement;

2.      Proposal No. 2 — Directors Proposal — To re-elect five (5) directors to serve for a one year term;

3.      Proposal No. 3 — The Founder Share Amendment Proposal — To amend the Company’s charter to provide for the right of a stockholder of the Company’s Class B common stock, par value $0.0001 per share (the “Class B Common Stock” or the “Founder Shares”), to convert into shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) on a one-for-one basis at any time, and from time to time, prior to the closing of a business combination at the election of the holder (the “Founder Share Amendment”). A copy of the proposed Founder Share Amendment is set forth in Annex A to the accompanying proxy statement;

4.      Proposal No. 4 — Adjournment Proposal — To adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are insufficient shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and Class B common stock, par value $0.0001 per share (the “Class B Common Stock,” and the Class A Common Stock and Class B Common Stock, collectively, the “Common Stock”) in the capital of the Company represented (either through telephone or by proxy) to constitute a quorum necessary to conduct business at the Annual Meeting or at the time of the Annual Meeting to approve the Extension Amendment Proposal, the Directors Proposal or the Founder Share Amendment Proposal; or to adjourn the Annual Meeting to a later date or dates for any other reasons as determined by the Board, in its sole discretion (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Directors Proposal, the Founder Share Amendment Proposal, and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the Proposals in the accompanying proxy statement before you vote.

The purpose of the Extension Amendment Proposal is to allow the Company additional time to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”). You are not being asked to vote on any Business Combination at this time.

If the Extension Amendment Proposal is approved and the Charter Extension becomes effective, within five business days of the date of the Annual Meeting, the Sponsor (or one or more of its affiliates, members or third-party designees) (the “Lender”) shall make an initial deposit into the Trust Account (as defined below) in an amount equal to the lesser of (i) $0.04 for each outstanding share of Public Stock (as defined below) after giving effect to the Redemption (as defined below), and (ii) $50,000, in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. The initial deposit will extend the deadline for completing the Business Combination to September 12, 2024. For each subsequent monthly extension approved by the Board after September 12, 2024, an additional deposit equal to the initial one will further extend the deadline by one month, up to the Charter Extension Date.

The Certificate of Incorporation, as amended, currently provides that the Company has until August 12, 2024 (the “Original Termination Date”) to complete its Business Combination. The Board has determined that it is advisable and in the best interests of the Company to seek an extension of the Original Termination Date and have the Company’s stockholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate a Business Combination. Without the Charter Extension, the Company believes that it will not be able to complete a Business Combination on or before the Original Termination Date. If that were to occur, the Company would be precluded from completing a Business Combination and would be forced to redeem the Company’s Class A Common Stock issued as part of the units sold in the Company’s initial public offering (the “Public Stock”) and dissolve and liquidate in accordance with the Delaware General Corporation Law (“DGCL”) and the Certificate of Incorporation.

The Company reserves the right at any time to cancel the Annual Meeting and not to submit to its stockholders the Extension Amendment Proposal and not implement the Charter Extension. In the event the Annual Meeting is cancelled, and a Business Combination is not consummated prior to the Original Termination Date, the Company will, promptly following the Original Termination Date, redeem the Public Stock and dissolve and liquidate in accordance with the DGCL and the Certificate of Incorporation.

The Company’s Common Stock is listed on the Nasdaq Stock Market, LLC (“Nasdaq”). Nasdaq Listing Rule IM-5101-2(b) requires that special purpose acquisition companies (“SPACs”), such as the Company, complete one or more business combinations within 36 months of the effectiveness of its initial public offering registration statement, which, in the case of the Company, would be February 8, 2025. The proposed extension of the Termination Date to August 12, 2025 will exceed the maximum 36 month period permitted by the Nasdaq Listing Rules. As a result, if we do not consummate an initial Business Combination prior to February 8, 2025, and if the Extension Amendment Proposal is approved, Nasdaq may commence proceedings to de-list our Common Stock. The announcement of de-listing proceedings may adversely affect the trading price of our Common Stock and, if our Common Stock is de-listed, there may no longer be an active trading market for such Common Stock. In addition, the potential or actual de-listing of our Common Stock may also adversely affect our ability to consummate an initial Business Combination. For more information see “Risk Factors — We are required by the Nasdaq Listing Rules to consummate a Business Combination within 36 months of the effectiveness of our IPO Registration Statement. In the event we do not consummate a Business Combination within this time period, or securities could be subject to delisting.”

As contemplated by the Certificate of Incorporation, the holders of Public Stock issued as part of the units sold in the Company’s initial public offering, may elect to redeem all or a portion of their Public Stock in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the Company’s initial public offering and the concurrent private placement of Class A Common Stock (the “Private Placement Stock”), if the Charter Extension is implemented (the “Redemption”), regardless of how such Public Stockholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of stockholders (and not abandoned) and the amendment to the Certificate of Incorporation (the “Charter Amendment”) is filed, holders of Public Stock remaining after the Redemption will retain their right to have their Public Stock redeemed in connection with a Business Combination.

If the Extension Amendment Proposal is approved and the Extension Amendment is implemented, Public Stockholders who elect to redeem their Public Stock will receive, a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then-issued and outstanding shares of Public Stock.

On July 17, 2024, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $11.39 (which is expected to be the same approximate amount two business days prior to the Annual Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $40,859,880 as of July 17, 2024 (including interest not previously released to the Company to pay its franchise and income taxes), divided by the total number of then outstanding shares of Public Stock. The redemption price per share may increase between July 17, 2024 and the date that is two business days prior to the Annual Meeting due to any interest that accrues on the amount on deposit in the Trust Account prior to such date. The closing price of the Public Stock on July 17, 2024, the most recent practicable date prior to the date of this proxy statement, was approximately $11.30 per share. If the closing price of the Public Stock was to remain the same until the date of the Annual Meeting, exercising redemption rights would result in a Public Stockholder receiving approximately $0.09 more per share than if the shares were sold in the open market (based on the current per share redemption price). The Company cannot assure stockholders that they will be able to sell their Public Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. The Company believes that such redemption right enables its Public Stockholders to determine whether or not to sustain their investments for an additional period if the Company does not complete a Business Combination on or before the Original Termination Date.

The Sponsor, the Company’s directors or officers or any of their respective affiliates may (i) purchase Public Stock from investors (including those who vote, or indicate an intention to vote, against any of the Proposals presented at the Annual Meeting, or elect to redeem, or indicate an intention to redeem, Public Stock), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Stock, or (iii) execute agreements to purchase such Public Stock from such investors or enter into non-redemption agreements. The Sponsor, the Company’s directors or officers or any of their respective affiliates may purchase Public Stock in privately negotiated transactions or in the open market prior to the Annual Meeting, although they are under no obligation to do so. The purpose of such share transactions would be to increase the likelihood that the Proposals to be voted upon at the Annual Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase Public Stock from stockholders that otherwise would have voted against the Proposals and elected to redeem their shares for a portion of the Trust Account. Accordingly, any such purchases that are completed after the Record Date may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Proposals and/or will not exercise its redemption rights with respect to the Public Stock so purchased. Any such purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. However, in the event that the Sponsor, the Company’s directors or officers or any of their respective affiliates purchase Public Stock in situations in which the tender offer rules and restrictions on purchases would apply, they (a) would purchase the Public Stock at a price no higher than the price offered through the Company’s redemption process; (b) would not vote such Public Stock in favor of approving the Extension Amendment Proposal; and (c) would waive any redemption rights with respect to the Public Stock so purchased. None of the funds held in the Trust Account will be used to purchase Public Stock in such transactions.

The approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension.

If the Extension Amendment Proposal is not approved and a Business Combination is not completed, in each case on or before the Original Termination Date, the Company will, promptly following the Original Termination Date: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Public Stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Public Stock, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up.

Further, if the Extension Amendment Proposal is approved but the Founder Share Amendment Proposal is not approved, the Company will remove proposed Section 4 of Annex A prior to filing the amendment to the Certificate of Incorporation.

Approval of the Extension Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock.

Approval of the Directors Proposal requires a plurality of the shares of the Common Stock present by telephone dial-in or by proxy and entitled to vote at the Annual Meeting.

Approval of the Founder Share Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock.

Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present by telephone dial-in and entitled to vote thereon at the Annual Meeting. The Adjournment Proposal will be put forth for a vote if there are insufficient shares of Common Stock present at the Annual Meeting to constitute a quorum or there are not sufficient votes to approve the Extension Amendment Proposal, the Directors Proposal or the Founder Share Amendment Proposal at the Annual Meeting, or for any other reasons as determined by the Company’s board of directors (the “Board”), in its sole discretion.

The Board has fixed the close of business on July 10, 2024 (the “Record Date”) as the date for determining the Company’s stockholders entitled to receive notice of and vote at the Annual Meeting and any adjournment thereof. Only holders of record of Common Stock on that date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof.

The Company believes that it is advisable and in the best interests of the Company’s stockholders that the stockholders approve the Proposals. After careful consideration of all relevant factors, the Board has determined that the Proposals are advisable and in the best interests of the Company and its stockholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal, “FOR” the Directors Proposal, “FOR” the Founder Share Amendment Proposal, and “FOR” the Adjournment Proposal.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Annual Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Annual Meeting. The approval of the Extension Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock. Approval of the Directors Proposal requires a plurality of the shares of the Common Stock present by telephone dial-in and entitled to vote at the Annual Meeting. Approval of the Founder Share Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock. Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present by telephone dial-in and entitled to vote thereon at the Annual Meeting.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Annual Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Annual Meeting through telephone, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Annual Meeting and will not constitute votes cast at the Annual Meeting and therefore will have the same effect as a vote “AGAINST” the Extension Amendment Proposal. If you are a stockholder of record and you wish to attend the Annual Meeting and vote at the meeting, you may do so, even if you previously returned a proxy. If you previously returned a proxy it will be automatically revoked if you attend the Annual Meeting and vote at the meeting.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR SHARES OF COMMON STOCK ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE COMPANY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED VOTE AT THE STOCKHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES OF COMMON STOCK (AND CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES OF COMMON STOCK (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Enclosed is the proxy statement containing detailed information about the Annual Meeting, the Extension Amendment Proposal, the Directors Proposal, the Founder Share Amendment Proposal, and the Adjournment Proposal. Whether or not you plan to attend the Annual Meeting, the Company urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of byNordic Acquisition Corporation

/s/ Michael Hermansson
Michael Hermansson
Chief Executive Officer

BYNORDIC ACQUISITION CORPORATION
c/o Pir 29
Einar Hansens Esplanad 29
211 13 Malmö
Sweden

NOTICE OF AN ANNUAL MEETING OF STOCKHOLDERS
OF BYNORDIC ACQUISITION CORPORATION
TO BE HELD ON AUGUST 7, 2024

To the Stockholders of byNordic Acquisition Corporation:

NOTICE IS HEREBY GIVEN that an annual meeting of the stockholders of byNordic Acquisition Corporation, a Delaware corporation (the “Company”), will be held on August 7, 2024, at 10:00 a.m., Eastern Time, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Annual Meeting”). The Company will be holding the Annual Meeting via teleconference using the following dial-in information:

Telephone access:
Within the U.S. and Canada:
1 877-853-5257 (toll-free)
1 888-475-4499 (toll-free)
Outside of the U.S. and Canada:
Hong Kong SAR: +852 3008 3297 or 800 931 645 (Toll Free)
China: +86 10 8783 3177 or 400 669 9381 (Toll Free)
Meeting ID: 92034983299
Passcode: 430909

You are cordially invited to attend the Annual Meeting that will be held for the purpose of considering and voting on (i) an extension amendment proposal to amend the Company’s Amended and Restated Certificate of Incorporation to extend the date (the “Termination Date”) by which the Company has to consummate a Business Combination (as defined below) (the “Charter Extension”) by allowing the Company, through resolution of the board of directors (the “Board”) without another stockholder vote, to elect to extend the Termination Date by one month each time from August 12, 2024 to August 12, 2025 (the “Charter Extension Date”), or such earlier date as determined by the Board in its sole discretion, unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”). A copy of the proposed amendment to the Certificate of Incorporation (the “Extension Amendment”) is set forth in Annex B to the accompanying proxy statement; (ii) a proposal to re-elect five (5) directors to our board of directors; (iii) a proposal to amend the Company’s charter to provide for the right of a holder of the Company’s Class B common stock to convert into shares of the Company’s Class A common stock on a one-for-one basis at any time, and from time to time, prior to the closing of a business combination at the election of the holder as set forth in Annex A; and (iv) an adjournment proposal to adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are insufficient shares of the Company’s common stock represented (either through telephone or by proxy) to constitute a quorum necessary to conduct business at the Annual Meeting or at the time of the Annual Meeting to approve the Extension Amendment Proposal, or the Directors Proposal, or the Founder Share Amendment Proposal; or to adjourn the Annual Meeting to a later date or dates for any other reasons as determined by the Board, in its sole discretion (the “Adjournment Proposal”) (unless the Company determines that it is not necessary to hold the Annual Meeting as described in the accompanying proxy statement), each as more fully described below in the accompanying proxy statement, which is dated July 17, 2024 and is first being mailed to stockholders on or about that date.

The full text of the proposals to be voted upon at the Annual Meeting is as follows (collectively, the “Proposals”):

1.      Proposal No. 1 — Extension Amendment Proposal — To amend the Company’s Amended and Restated Certificate of Incorporation to extend the date (the “Termination Date”) by which the Company has to consummate a Business Combination (as defined below) (the “Charter Extension”) by allowing the Company, through resolution of the board of directors (the “Board”) without another stockholder vote, to elect to extend the Termination Date by one month each time from August 12, 2024 to August 12, 2025

(the “Charter Extension Date”), or such earlier date as determined by the Board in its sole discretion, unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”). A copy of the proposed amendment to the Certificate of Incorporation (the “Extension Amendment”) is set forth in Annex A to the accompanying proxy statement;

2.      Proposal No. 2 — Directors Proposal — To re-elect five (5) existing directors to our board of directors;

3.      Proposal No. 3 — The Founder Share Amendment Proposal — To amend the Company’s charter to provide for the right of a holder of the Company’s Class B common stock, par value $0.0001 per share (the “Class B Common Stock” or the “Founder Shares”), to convert into shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) on a one-for-one basis at any time, and from time to time, prior to the closing of a business combination at the election of the holder (the “Founder Share Amendment”) The Founder Share Amendment is set forth in Annex A to the accompanying proxy statement;

4.      Proposal No. 4 — Adjournment Proposal — To adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are insufficient shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and Class B common stock, par value $0.0001 per share (the “Class B Common Stock,” and the Class A Common Stock and Class B Common Stock, collectively, the “Common Stock”) in the capital of the Company represented (either through telephone or by proxy) to constitute a quorum necessary to conduct business at the Annual Meeting or at the time of the Annual Meeting to approve the Extension Amendment Proposal, or the Directors Proposal, or the Founder Share Amendment Proposal; or to adjourn the Annual Meeting to a later date or dates for any other reasons as determined by the Board, in its sole discretion (the “Adjournment Proposal”).

Each of the above Proposals are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the Proposals in the accompanying proxy statement before you vote.

The purpose of the Extension Amendment Proposal is to allow the Company additional time to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”). You are not being asked to vote on any Business Combination at this time.

If the Extension Amendment Proposal is approved and the Charter Extension becomes effective, within five business days of the date of the Annual Meeting, the Sponsor (or one or more of its affiliates, members or third-party designees) (the “Lender”) shall make a deposit into the Trust Account (as defined below) the lesser of (i) $0.04 per outstanding share of Public Stock (after giving effect to the Redemption), and (ii) $50,000, in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. The initial deposit will extend the deadline for completing the Business Combination to September 12, 2024. For each subsequent monthly extension approved by the Board after September 12, 2024, an additional deposit equal to the initial one will further extend the deadline by one month, up to the Charter Extension Date.

Our Amended the Restated Certificate of Incorporation provides that the Company has until August 12, 2024 (the “Original Termination Date”) to complete its Business Combination. The Board has determined that it is advisable and in the best interests of the Company to seek an extension of the Original Termination Date and have the Company’s stockholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate a Business Combination. Without the Charter Extension, the Company believes that it will not be able to complete a Business Combination on or before the Original Termination Date. If that were to occur, the Company would be forced to redeem the Public Stock and dissolve and liquidate in accordance with the Delaware General Corporation Law (the “DGCL”) and the Certificate of Incorporation.

The Company reserves the right at any time to cancel the Annual Meeting and not to submit to its stockholders the Extension Amendment Proposal and not implement the Charter Extension. In the event the Annual Meeting is cancelled, and a Business Combination is not consummated prior to the Original Termination Date, the Company will, promptly following the Original Termination Date, redeem the Public Stock and dissolve and liquidate in accordance with the DGCL and the Certificate of Incorporation.

The Company believes that it is advisable and in the best interests of the Company’s stockholders that the stockholders approve the Proposals. After careful consideration of all relevant factors, the Board has determined that the Proposals are advisable and in the best interests of the Company and its stockholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal, “FOR” the Directors Proposal, “FOR” the Founder Share Amendment Proposal, and “FOR” the Adjournment Proposal.

As contemplated by the Certificate of Incorporation, the holders of shares of Public Stock issued as part of the units sold in the Company’s initial public offering may elect to redeem all or a portion of their Public Stock in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the Company’s initial public offering (the “IPO”) and the concurrent sale of private placement Class A Common Stock (the “Private Placement Stock”), if the Charter Extension is implemented (the “Redemption”), regardless of how such public stockholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of stockholders (and not abandoned) and the amendment to the Certificate of Incorporation (the “Charter Amendment”) is filed, holders of Public Stock remaining after the Redemption will retain their right to have their Public Stock redeemed in connection with a Business Combination.

On July 17, 2024, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $11.39 (which is expected to be the same approximate amount two business days prior to the Annual Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $40,859,880 as of July 17, 2024 (including interest not previously released to the Company to pay its franchise and income taxes), divided by the total number of then outstanding shares of Public Stock. The redemption price per share may increase between July 17, 2024 and the date that is two business days prior to the Annual Meeting due to any interest that accrues on the amount on deposit in the Trust Account prior to such date. The closing price of the Public Stock on July 17, 2024, the most recent practicable date prior to the date of this proxy statement, was $11.30 per share. If the closing price of the Public Stock was to remain the same until the date of the Annual Meeting, exercising redemption rights would result in a Public Stockholder receiving approximately $0.09 more per share than if the shares were sold in the open market (based on the current per share redemption price). The Company cannot assure stockholders that they will be able to sell their Public Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. The Company believes that such redemption right enables its Public Stockholders to determine whether or not to sustain their investments for an additional period if the Company does not complete a Business Combination on or before the Original Termination Date.

The approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension.

If the Extension Amendment Proposal is not approved and a Business Combination is not completed, in each case on or before the Original Termination Date, the Company will, promptly following the Original Termination Date: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Public Stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Public Stock, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up.

Further, if the Extension Amendment Proposal is approved but the Founder Share Amendment Proposal is not approved, the Company will remove proposed Section 4 of Annex A prior to filing the amendment to the Certificate of Incorporation.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR SHARES OF COMMON STOCK ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE COMPANY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE STOCKHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN

DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES OF COMMON STOCK (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES OF COMMON STOCK (AND) SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Approval of the Extension Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock.

Approval of the Directors Proposal requires a plurality of the shares of the Common Stock present by telephone dial-in and entitled to vote at the Annual Meeting.

Approval of the Founder Share Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock.

Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present by telephone dial-in and entitled to vote thereon at the Annual Meeting. The Adjournment Proposal will be put forth for a vote if there are insufficient shares of Common Stock present at the Annual Meeting to constitute a quorum or there are not sufficient votes to approve the Extension Amendment Proposal, the Directors Proposal, the Founder Share Amendment Proposal or for any other reasons as determined by the Board, in its sole discretion.

Record holders of Common Stock at the close of business on July 10, 2024 (the “Record Date”) are entitled to vote or have their votes cast at the Annual Meeting. On the Record Date, there were 10,276,272 shares of Common Stock issued and outstanding, consisting of 3,586,272 issued and outstanding shares of Public Stock, 940,000 shares of Private Placement Stock and 5,750,000 issued and outstanding shares of Class B Common Stock (with 470,000 Private Placement Shares and 2,273,743 shares of Class B Common Stock held by the Sponsor). The Company’s warrants do not have voting rights.

The Sponsor and the Company’s officers and directors intend to vote all of their Common Stock in favor of the Proposals being presented at the Annual Meeting and have, pursuant to a letter agreement, agreed to, among other things, waive their redemption rights with respect to any Common Stock held by them in connection with this Annual Meeting. As of the date of the accompanying proxy statement, the Sponsor and certain of the Company’s officers and directors and their affiliates beneficially owned and were entitled to vote approximately 54.3% of the issued and outstanding shares of Common Stock. As a result, in addition to the Sponsor, officers and directors of the Company and their affiliates, (i) approval of the Extension Amendment Proposal will require the affirmative vote of at least 1,098,668 shares of Common Stock (or approximately 23.4% of the shares of Common Stock held by holders other than the Sponsor, officers and directors of the Company and their affiliates), (ii) approval of the Directors Proposal will require plurality of the voted stock, (iii) approval of the Founder Share Amendment Proposal will require the affirmative vote of at least 1,098,668 shares of Common Stock (or approximately 23.4% of the Common Stock held by holders other than the Sponsor, officers and directors of the Company and their affiliates), and (iv) approval of the Adjournment Proposal will not require any additional vote of Public Stock.

The accompanying proxy statement contains important information about the Annual Meeting, the Extension Amendment Proposal, the Directors Proposal, the Founder Share Amendment Proposal, and the Adjournment Proposal. Whether or not you plan to attend the Annual Meeting, the Company urges you to read this material carefully and vote your shares.

The accompanying proxy statement is dated July 17, 2024 and is first being mailed to stockholders on or about that date.

By Order of the Board of Directors of byNordic Acquisition Corporation
/s/ Michael Hermansson
Michael Hermansson
Chief Executive Officer
July 17, 2024

i

BYNORDIC ACQUISITION CORPORATION
PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON August 7, 2024

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of byNordic Acquisition Corporation, a Delaware corporation (“the Company”) with respect to, among other things, the Company’s capital resources and results of operations. Likewise, the Company’s financial statements and all of the Company’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•        the possibility that we may be unable to obtain the requisite stockholder approval of the Extension Amendment Proposal, the Directors Proposal, the Founder Share Amendment Proposal, and the Adjournment Proposal, each as defined and described below;

•        the Company’s ability to complete a Business Combination (as defined below);

•        the anticipated benefits of a Business Combination;

•        the volatility of the market price and liquidity of the Public Stock (as defined below) and other securities of the Company; and

•        the use of funds not held in the Trust Account (as described herein) or available to the Company from interest income on the Trust Account balance.

While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause the Company’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the “SEC”) on January 18, 2022 (File No. 333-248488), as amended, the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC on April 2, 2024, the Company’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2024 filed on May 20, 2024 and in other reports the Company files with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully all of the risks described in our Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the “SEC”) on January 18, 2022 (File No. 333-248488), as amended, our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on April 2, 2024, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 filed with the SEC on May 20, 2024 and in the other reports we file with the SEC. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

We are required by the Nasdaq Listing Rules to consummate a Business Combination within 36 months of the effectiveness of our IPO Registration Statement. In the event we do not consummate a Business Combination within this time period, or securities could be subject to delisting.

Pursuant to IM-5101-2(b) of the Nasdaq Listing Rules, we must consummate a Business Combination within 36 months of the effectiveness of our IPO Registration Statement, or by February 8, 2025. The proposed extension of the Charter Extension Date to August 12, 2025 may extend our ability to complete an Initial Business Combination until the forty-two (42) month anniversary of our IPO, which will take us beyond the permitted period for a business combination under the Nasdaq Listing Rules. If we do not consummate a Business Combination by February 8, 2025, Nasdaq may issue a Staff Delisting Determination under Rule 5810 to delist our securities. If Nasdaq delists our securities from trading on its exchange, we could face significant material adverse consequences, including:

•        the price of our securities will likely decrease as a result of the loss of market efficiencies associated with being listed on Nasdaq;

•        holders may be unable to sell or purchase our securities when they wish to do so;

•        we may become subject to shareholder litigation;

•        we may lose the interest of institutional investors in our securities;

•        we may lose media and analyst coverage;

•        we may experience decreased ability to consummate an initial Business Combination; and

•        we would likely lose any active trading market for our securities, as our securities may then only be traded on one of the over-the-counter markets, if at all.

We may not be able to complete a Business Combination with a U.S. target company since such Business Combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

Water by Nordic AB, a Swedish limited liability company (the “Sponsor”) would likely be considered by Committee on Foreign Investment in the United States (“CFIUS”) to be “controlled” (as defined in 31 CFR 800.208) by a foreign person, such that the Sponsor’s involvement in the Business Combination would likely be a “covered transaction” (as defined in 31 CFR800.213). In addition, it is possible that non-U.S. persons could be involved in the Business Combination, which may increase the risk that the Business Combination becomes subject to regulatory review, including review by the CFIUS, and that restrictions, limitations or conditions will be imposed by CFIUS. If the Business Combination with a U.S. business is subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If the Business Combination with a U.S. business falls within CFIUS’s jurisdiction, the Company may determine that it is required to make a mandatory filing or that it will submit a voluntary notice to CFIUS, or to proceed with the Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the Business Combination. CFIUS may decide to block or delay the Business Combination, impose conditions to mitigate national security concerns with respect to the Business Combination or order the Company to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent the Company from pursuing certain Business Combination opportunities that it believes would otherwise be beneficial to it and its stockholders. As a result, the pool of potential targets with which the Company could complete the Business Combination may be limited and the Company may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues. A failure to notify CFIUS of a transaction where such notification was required or otherwise warranted based on the national security considerations presented by an investment target may expose the Sponsor and/or the combined company to legal penalties, costs, and/or other adverse reputational and financial effects, thus potentially diminishing the value of the combined company. In addition, CFIUS is actively pursuing transactions that were not notified to it and may ask questions regarding, or impose restrictions or mitigation on, a Business Combination post-closing.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and the Company has limited time to complete the Business Combination. If the Company cannot complete the Business Combination because the transaction is still under review or because the Business Combination is ultimately prohibited by CFIUS or another U.S. government entity, the Company may be required to liquidate. If the Company liquidates, the Company’s public stockholders may only receive their pro rate portion of the funds in the Trust Account that are available for distribution to public stockholders. This would cause public stockholders to lose the investment opportunity in a target company and the chance of realizing future gains on their investment through any price appreciation in the combined company.

There are no assurances that the Charter Extension will enable us to complete a Business Combination.

Approving the Charter Extension (as defined below) involves a number of risks. Even if the Charter Extension is approved, the Company can provide no assurances that a Business Combination will be consummated prior to the Charter Extension Date (as defined below), if applicable. Our ability to consummate a Business Combination is dependent on a variety of factors, many of which are beyond our control, including the ability to reach agreement on the definitive terms of a Business Combination. If the Charter Extension is approved and the Company determines that it is in the best interest of its stockholders to pursue a Business Combination, the Company expects to seek stockholder approval of such Business Combination. We are required to offer stockholders the opportunity to redeem shares in connection with the Charter Extension, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve a Business Combination. Even if the Charter Extension or a Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Charter Extension and a Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

We may be subject to the 1% excise tax included in the Inflation Reduction Act of 2022, which may decrease the value of our securities following our initial business combination and hinder our ability to consummate an initial business combination.

The Inflation Reduction Act of 2022, which, among other things, imposes a 1% U.S. federal excise tax on certain repurchases (including redemptions) of stock by publicly traded U.S. corporations after December 31, 2022 (the “Excise Tax”), subject to certain exceptions. If applicable, the amount of the Excise Tax is generally 1% of the aggregate fair market value of any stock repurchased by the corporation during a taxable year, net of the aggregate fair market value of certain new stock issuances by the repurchasing corporation during the same taxable year. The Biden administration has proposed increasing the Excise Tax rate from 1% to 4%; however, it is unclear whether such a change will be enacted and, if enacted, how soon it could take effect.

Because we are a Delaware corporation and our securities are trading on Nasdaq Stock Market LLC (“Nasdaq”), we could be subject to the Excise Tax with respect to any redemptions (including redemptions in connection with an extension vote or the initial Business Combination). Whether and to what extent we would be subject to the Excise Tax in connection with a Business Combination, extension vote or otherwise would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the Business Combination, extension vote or otherwise, (ii) the structure of a Business Combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with a Business Combination (or otherwise issued not in connection with a Business Combination but issued within the same taxable year of a Business Combination) and (iv) the content of final regulations and other guidance from the Treasury. On June 28, 2024, the Treasury finalized certain of the proposed regulations (those relating to procedures for reporting and paying the excise tax). The remaining regulations (largely relating to the computation of the excise tax) remain in proposed form. The Treasury intends to finalize these proposed regulations at a later date and, until such time, taxpayers may continue to rely on the proposed regulations.

Any Excise Tax that becomes payable as a result of any redemptions of our ordinary shares (or other shares into which such ordinary shares may be converted) would be payable by us and not by the redeeming holder. To the extent such taxes are applicable, the amount of cash available to pay redemptions or to transfer to the target business in connection with our initial Business Combination may be reduced, which could result in our inability to meet conditions in the agreement relating to our initial Business Combination related to a minimum cash requirement, if any, or otherwise result in the shareholders of the combined company (including any of our stockholders who do not exercise their redemption rights in connection with the initial Business Combination) to economically bear the impact of such Excise Tax. Consequently, the Excise Tax may make a transaction with us less appealing to potential Business Combination targets. Finally, subject to certain exceptions, the Excise Tax should not apply in the event of our complete liquidation.

In connection with the amendments to the Company’s Amended and Restated Certificate of Incorporation, which were approved at a special meeting of the Company on August 10, 2023, 13,663,728 of the Public Shares were redeemed at a redemption price of approximately $10.655 per share, or $145,585,000 in the aggregate, and approximately $38,211,000 remained in the Trust Account following such redemptions. Along with the redemptions of the Company’s Public Stock, the Company recorded a 1% excise tax liability of $1,455,846 on the balance sheet as of the redemption date. The liability will not impact the statements of operations and will offset against additional paid-in capital or accumulated deficit if additional paid-in capital is not available.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our Business Combination.

We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and other legal and regulatory requirements, and our consummation of a Business Combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-Business Combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete a Business Combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete a Business Combination. The SEC has, in the past year, adopted certain rules and may, in the future adopt other rules, which may have a material effect on our activities and on our ability to consummate a Business Combination.

The Sponsor, our directors and executive officers, and their respective affiliates, represent in the aggregate approximately 53.4% of our voting power, and they have indicated they intend to vote in favor of the Extension Amendment Proposal.

The Sponsor and all of our directors, executive officers and their affiliates are expected to vote any Common Stock owned by them in favor of the Extension Amendment Proposal. On the Record Date, the Sponsor and our directors and executive officers and their affiliates beneficially owned and were entitled to vote an aggregate of 940,000 shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) and 4,640,909 shares of Class B common stock, par value $0.0001 per share (the “Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”), representing approximately 53.4% of the voting power of the Company. The Extension Amendment Proposal (as defined below) must be approved by the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock, voting together as a single class, that are voted at the Annual Meeting.

In the event the Extension Amendment Proposal is approved and we amend our Certificate (as defined below), Nasdaq may delist our securities from trading on its exchange following stockholder redemptions in connection with such amendment, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our Class A common stock, par value $0.0001 per share (the “Class A Common Stock” or “Public Stock”), units and warrants are listed on the Nasdaq Global Market (“Nasdaq”). We are subject to compliance with Nasdaq’s continued listing requirements in order to maintain the listing of our securities on Nasdaq. Such continued listing requirements for our Class A Common Stock include, among other things, the requirement to maintain at least 400 public holders and at least 1,100,000 publicly held shares. Pursuant to the terms of the Certificate, in the event the Extension Amendment Proposal is approved and the Certificate is amended, Public Stockholders may elect to redeem their shares of Public Stock and, as a result, we may not be in compliance with Nasdaq’s continued listing requirements.

We expect that if our Class A Common Stock fails to meet Nasdaq’s continued listing requirements, our units and warrants will also fail to meet Nasdaq’s continued listing requirements for those securities. We cannot assure you that any of our Class A Common Stock, units or warrants will be able to meet any of Nasdaq’s continued listing requirements following any stockholder redemptions of our Public Stock in connection with the amendment of our Certificate pursuant to the Extension Amendment Proposal. If our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange. If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•        a limited availability of market quotations for our securities;

•        reduced liquidity for our securities;

•        a determination that our Class A Common Stock is a “penny stock” which will require brokers trading in our Class A Common Stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•        a limited amount of news and analyst coverage;

•        a decreased ability to complete a business combination; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Class A Common Stock, units and warrants qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

If we are deemed to be an investment company under Section 3(a)(1)(A) of the Investment Company Act of 1940 (the “Investment Company Act”), our activities would be severely restricted.

The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. Even prior to the 24-month anniversary of the effective date of the registration statement in connection with our IPO, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, following and even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company under Section 3(a)(1)(A) of the

Investment Company Act, in which case we may be required to liquidate the Company. The risk of being deemed subject to the Investment Company Act may increase the longer the Company holds securities (i.e., the longer past two years the securities are held), and also may increase to the extent the funds in the Trust Account are not held in cash. Accordingly, we may determine, in our discretion, to transfer the investments held in the Trust Account at any time and instead hold all funds in the Trust Account in interest-bearing accounts, which would further reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

As of the date of this proxy statement, we have held the funds in our Trust Account beyond the 24-month anniversary of the effective date of the registration statement in connection with our IPO.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete a Business Combination and instead liquidate the Company. If we are required to liquidate, our stockholders will miss the opportunity to benefit from an investment in a target company and the appreciation in value of such investment through a Business Combination. Additionally, if we are required to liquidate, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.

QUESTIONS AND ANSWERS ABOUT THE STOCKHOLDER MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Annual Meeting (as defined below) and the proposals to be presented at the Annual Meeting. The following questions and answers do not include all the information that is important to Company stockholders. Stockholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposals to be presented at the Annual Meeting and the voting procedures for the Annual Meeting, which will be held on August 7, 2024, at 10:00 a.m., Eastern Time, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Annual Meeting”). You can participate in the meeting, vote, and submit questions via teleconference using the following dial-in information:

Telephone access:

Within the U.S. and Canada:

1 877-853-5257 (toll-free)

1 888-475-4499 (toll-free)

Outside of the U.S. and Canada:

Hong Kong SAR: +852 3008 3297 or 800 931 645 (Toll Free)

China: +86 10 8783 3177 or 400 669 9381 (Toll Free)

Meeting ID: 92034983299

Q:     Why am I receiving this proxy statement?

A:     The Company is a blank check company formed as a Delaware corporation for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”).

On February 11, 2022, the Company consummated its initial public offering (the “IPO”) of 15,000,000 units. Each unit consists of one share of Class A common stock, par value $0.0001 per share (the “Class A Common Stock” or “Public Stock”) and one-half of one redeemable warrant of the Company, with each full warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $150,000,000.

Simultaneously with the closing of the initial public offering, the Company completed the private sale of an aggregate of 850,000 shares of Class A Common Stock to Water by Nordic AB, a Swedish limited liability company (the “Sponsor”), byNordic Holdings LLC (“byNordic Holdings”) and byNordic Holdings II LLC (“byNordic Holdings II”) at a purchase price of $10.00 per private share, generating gross proceeds of $8,500,000.

The Company granted the underwriters in the IPO a 45-day option to purchase up to 2,250,000 additional units to cover over-allotments, if any, in connection with the IPO. On February 18, 2022, the underwriters exercised the over-allotment option in full by purchasing an additional 2,250,000 units, generating an additional $22,500,000 of gross proceeds to the Company from the IPO. On February 18, 2022, in connection with the exercise by the underwriters of the over-allotment option in full, the Company completed the private sale of an additional 90,000 shares of Class A Common Stock to the Sponsor, byNordic Holdings and byNordic Holdings II at a purchase price of $10.00 per private share, generating an additional $900,000 of gross proceeds.

Of the gross proceeds received from the consummation of the IPO and the simultaneous private placement of Class A common stock on the initial closing date that occurred on February 11, 2022 and the gross proceeds received from the consummation of the fully exercised over-allotment option and the simultaneous private sale of private shares on February 18, 2022, $175,950,000 was placed in the trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee, at J.P. Morgan Chase Bank, N.A. (the “Trust Account”).

On May 8, 2023, the Company announced that its Board of Directors elected to extend the date by which the Company has to consummate a business combination from May 11, 2023 to August 11, 2023 and the Company’s Sponsor subsequently deposited $1,725,000 to the Trust Account with respect to the extension. On May 9, 2023, the Company received the Initial Extension Loan (as defined below) from the Sponsor and on May 12, 2023, the Company received the Initial Working Capital Loan (as defined below) from the Sponsor. In connection with certain amendments to the Certificate of Incorporation approved by stockholders on August 10, 2023, (i) the deadline for the Company to complete a business combination was extended, (ii) the Company’s sponsor funded a $625,000 deposit into the Trust Account, and (iii) the Company issued to the Sponsor a convertible promissory note in the amount of $625,000 in connection with the Sponsor’s funding of the extension (the “Additional Extension Loan” and collectively with the Initial Extension Loan, the “Extension Loans”) and a convertible promissory note to the Sponsor in the amount of $710,000 in connection with the Sponsor’s funding of the Company’s working capital needs, of which $110,000 was funded on August 10, 2023 and $600,000 is available for future borrowings (the “Additional Working Capital Loan”). The amendments to the Amended and Restated Certificate of Incorporation extended the Combination Period to February 12, 2024, or such earlier date as determined by the Company’s Board of Directors, and allowed the Company to further extend the Combination Period by one month up to a total of six months, until August 12, 2024, unless the closing of a business combination shall have occurred prior thereto, provided that the Company’s sponsor or its designee deposited the lesser of $105,000 or $0.04 per outstanding share of Public Stock into the Trust Account with respect to each such one-month extension.

Additionally, on December 15, 2023, the Company issued a promissory note in the principal amount of $1,700,000 to DDM Debt AB (the “December Note”), an affiliate of the sponsor. The proceeds of the Note would be used to provide the Company with general working capital. From February 2024 to June 2024, the Board elected to exercise five one-month extensions of the Combination Period and in July 2024, the Board further elected to exercise a one-month extension of the Combination Period to August 12, 2024. In connection with each one-month extension, $105,000 was deposited in the Trust Account.

As of December 31, 2023, we had marketable securities held in the Trust Account of $39,516,637 consisting of money market funds which are invested primarily in U.S. Treasury securities. Interest income on the balance in the Trust Account may be used by us to pay taxes. For the year ended December 31, 2023, we have withdrawn $2,079,820 of interest earned on the Trust Account for the payment of franchise or income taxes. As of December 31, 2023, the Company had cash of $2,306,735 not held in the Trust Account and available for working capital purposes.

Like most blank check companies, the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) provides for the return of the IPO proceeds held in trust to the holders of shares of Public Stock if there is no qualifying business combination(s) consummated on or before August 12, 2024 (the “Original Termination Date”).

Without the Charter Extension (as defined below), the Company believes that the Company will not, despite its best efforts, be able to complete its Business Combination on or before August 12, 2024. The Company believes that it is advisable and in the best interests of the Company’s stockholders to continue the Company’s existence until August 12, 2025 in order to allow the Company additional time to complete a Business Combination and is therefore holding this Annual Meeting.

Q:     When and where will the Annual Meeting be held?

A:     The Annual Meeting will be held on August 7, 2024, at 10:00 a.m., Eastern Time, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. The Company will be holding the Annual Meeting via teleconference using the following dial-in information:

Telephone access:

Within the U.S. and Canada:

1 877-853-5257 (toll-free)

1 888-475-4499 (toll-free)

Outside of the U.S. and Canada:

Hong Kong SAR: +852 3008 3297 or 800 931 645 (Toll Free)

China: +86 10 8783 3177 or 400 669 9381 (Toll Free)

Meeting ID: 92034983299

Passcode: 430909

Q:     How do I vote?

A:     If you were a holder of record of shares of Common Stock on July 10, 2024 (the “Record Date”), you may vote with respect to the proposals via teleconferencing, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail.    By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Annual Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Annual Meeting so that your shares will be voted if you are unable to attend the Annual Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on August 6, 2024.

Voting by Telephone Dial-in.    You may attend and vote at the Annual Meeting via teleconference using the following dial-in information:

Telephone access:

Within the U.S. and Canada:

1 877-853-5257 (toll-free)

1 888-475-4499 (toll-free)

Outside of the U.S. and Canada:

Hong Kong SAR: +852 3008 3297 or 800 931 645 (Toll Free)

China: +86 10 8783 3177 or 400 669 9381 (Toll Free)

Meeting ID: 92034983299

Passcode: 430909

Q:     What are the specific proposals on which I am being asked to vote at the Annual Meeting?

A:     The Company stockholders are being asked to consider and vote on the following proposals (collectively, the “Proposals”):

1.      Proposal No. 1 — Extension Amendment Proposal — To amend the Company’s Amended and Restated Certificate of Incorporation to extend the date (the “Termination Date”) by which the Company has to consummate a Business Combination (as defined below) (the “Charter Extension”) by allowing the Company, through resolution of the board of directors (the “Board”) without another stockholder vote, to elect to extend the Termination Date by one month each time from August 12, 2024 to August 12, 2025 (the “Charter Extension Date”), or such earlier date as determined by the Board in its sole discretion, unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”). A copy of the proposed amendment to the Certificate of Incorporation (the “Extension Amendment”) is set forth in Annex A to the accompanying proxy statement;

2.      Proposal No. 2 — Directors Proposal — To re-elect five (5) existing directors to our board of directors;

3.      Proposal No. 3 — The Founder Share Amendment Proposal — To amend the Company’s charter to provide for the right of a stockholder of the Company’s Class B common stock, par value $0.0001 per share (the “Class B Common Stock” or the “Founder Shares”), to convert into shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) on a one-for-one basis at any time, and from time to time, prior to the closing of a business combination at the election of the holder. (the “Founder Share Amendment”). A copy of the proposed Founder Share Amendment is set forth in Annex A to the accompanying proxy statement;

4.      Proposal No. 4 — Adjournment Proposal — To adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are insufficient shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and Class B common stock, par value $0.0001 per share (the “Class B Common Stock,” and the Class A Common Stock and Class B Common Stock, collectively, the “Common Stock”) in the capital of the Company represented (either through telephone or by proxy) to constitute a quorum necessary to conduct business at the Annual Meeting or at the time of the Annual Meeting to approve the Extension Amendment Proposal, the Directors Proposal, or the Founder Share Amendment Proposal; or to adjourn the Annual Meeting to a later date or dates for any other reasons as determined by the Board, in its sole discretion (the “Adjournment Proposal”).

For more information, please see “Proposal No. 1 — The Extension Amendment Proposal,” “Proposal No. 2 — The Directors Proposal”, “Proposal No. 3 — The Founder Share Amendment Proposal”, and “Proposal No. 4 — The Adjournment Proposal”.

After careful consideration, the Board has unanimously determined that the Extension Amendment Proposal, the Directors Proposal, the Founder Share Amendment Proposal, and the Adjournment Proposal are advisable and in the best interests of the Company and its stockholders and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” each of these Proposals.

The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of the Company and its stockholders and what may be best for a director’s personal interests when determining to recommend that stockholders vote for the proposals. See the sections titled “Annual Meeting of the Company Stockholders — Votes Required for Approval” and “Beneficial Ownership of Securities” for a further discussion of these considerations.

THE VOTE OF STOCKHOLDERS IS IMPORTANT. STOCKHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

You are not being asked to vote on the Business Combination at this time. If the Charter Extension and Founder Share Amendment are implemented and you do not elect to redeem your Public Stock, provided that you are a stockholder on the record date for the stockholder meeting to consider the Business Combination, you will be entitled to vote on the Business Combination when it is submitted to stockholders and will retain the right to redeem your Public Stock for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Charter Extension Date.

Q:     Are the proposals conditioned on one another?

A:     The approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension.

If the Charter Extension is implemented and one or more Company stockholders elect to redeem their Public Stock pursuant to the Redemption, the Company will remove from the Trust Account and deliver to the holders of such redeemed Public Stock an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Stock, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its franchise and income taxes, if any, and retain the remainder of the funds in the Trust Account for the Company’s use in connection with consummating a Business Combination, subject to the redemption rights of holders of Public Stock in connection with a Business Combination.

Further, if the Extension Amendment Proposal is approved but the Founder Share Amendment Proposal is not approved, the Company will remove proposed Section 4 of Annex A prior to filing the amendment to the Certificate of Incorporation.

The Adjournment Proposal is conditional on the Company not obtaining the necessary votes for approving the Extension Amendment Proposal prior to the Annual Meeting in order to seek additional time to obtain sufficient votes in support of the Charter Extension. If the Extension Amendment Proposal is approved at the Annual Meeting, the Adjournment Proposal will not be presented.

Q:     Why is the Company proposing the Extension Amendment Proposal and the Adjournment Proposal?

A:     The Company’s Amended and Restated Certificate of Incorporation provides for the return of the IPO proceeds held in trust to the holders of Public Stock sold in the IPO if there is no qualifying business combination consummated on or before the Original Termination Date. The purpose of the Extension Amendment Proposal is to allow the Company additional time to complete a Business Combination.

The Board has determined that it is advisable and in the best interests of the Company to seek an extension of the Original Termination Date and have the Company’s stockholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate a Business Combination.

Without the Charter Extension, the Company believes that it will not be able to complete a Business Combination on or before the Original Termination Date. If that were to occur, the Company would be forced to redeem the Public Stock and dissolve and liquidate in accordance with the DGCL and the Certificate of Incorporation.

If the Extension Amendment Proposal is not approved by the Company’s stockholders, or if the Board, in its sole discretion, determines for any other reasons as it sees fit, the Company may put the Adjournment Proposal to a vote. If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Annual Meeting to a later date or dates in the event that there are insufficient shares of Common Stock represented (either through telephone or by proxy) to constitute a quorum necessary to conduct business at the Annual Meeting or at the time of the Annual Meeting to approve the Extension Amendment Proposal, the Directors Proposal or the Founder Share Amendment Proposal.

The Company reserves the right at any time to cancel the Annual Meeting and not to submit to its stockholders the Extension Amendment Proposal and not implement the Charter Extension. In the event the Annual Meeting is cancelled, and a Business Combination is not consummated prior to the Original Termination Date, the Company will, promptly following the Original Termination Date, redeem the Public Stock and dissolve and liquidate in accordance with the DGCL and the Certificate of Incorporation.

Q:     What constitutes a quorum?

A:     A quorum of our stockholders is necessary to hold a valid meeting. The presence, through telephone or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Annual Meeting constitutes a quorum at the Annual Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Sponsor and certain of the Company’s officers and directors and their affiliates, who together beneficially own and are entitled to vote approximately 54.3% of the issued and outstanding shares of Common Stock will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Sponsor, an additional 1,098,668 shares of Common Stock held by public stockholders would be required to be present at the Annual Meeting to achieve a quorum. Because the Extension Amendment Proposal is “non-routine” matter, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed. Therefore, we do not expect to receive any broker non-votes. In the absence of a quorum, the chairman of the Annual Meeting has the power to adjourn the Annual Meeting.

Q:     What vote is required to approve the proposals presented at the Annual Meeting?

A:     Approval of the Extension Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock.

Approval of the Directors Proposal requires a plurality of the shares of the Common Stock present by telephone dial-in and entitled to vote at the Annual Meeting.

Approval of the Founder Share Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock.

Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present through telephone or represented by proxy and entitled to vote thereon at the Annual Meeting.

Q:     How will the Sponsor and the Company’s directors and officers vote?

A:     The Sponsor and the Company’s directors and officers intend to vote any Common Stock over which they have voting control in favor of the Extension Amendment Proposal, the Directors Proposal, the Founder Share Amendment Proposal, and the Adjournment Proposal.

The Sponsor is not entitled to redeem any Common Stock held by it in connection with the Extension Amendment Proposal. On the Record Date, the Sponsor and certain of the Company’s officers and directors and their affiliates beneficially own and are entitled to vote approximately 5,580,909 of the issued and outstanding shares of Common Stock, representing approximately 54.3% of the Company’s issued and outstanding shares of Common Stock.

In addition, the Sponsor, the Company’s directors or officers or any of their respective affiliates may (i) purchase Public Stock from investors (including those who vote, or indicate an intention to vote, against any of the Proposals presented at the Annual Meeting, or elect to redeem, or indicate an intention to redeem, Public Stock), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Stock, or (iii) execute agreements to purchase such Public Stock from such investors or enter into non-redemption agreements. The Sponsor, the Company’s directors or officers or any of their respective affiliates may purchase Public Stock in privately negotiated transactions or in the open market prior to the Annual Meeting, although they are under no obligation to do so. The purpose of such share transactions would be to increase the likelihood that the Proposals to be voted upon at the Annual Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase Public Stock from stockholders that otherwise would have voted against the Proposals and elected to redeem their shares for a portion of the Trust Account. Accordingly, any such purchases that are completed after the Record Date may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Proposals and/or will not exercise its redemption rights with respect to the Public Stock so purchased. Any such purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. However, in the event that the Sponsor, the Company’s directors or officers or any of their respective affiliates purchase Public Stock in situations in which the tender offer rules and restrictions on purchases would apply, they (a) would purchase the Public Stock at a price no higher than the price offered through the Company’s redemption process; (b) would not vote such Public Stock in favor of approving the Extension Amendment Proposal; and (c) would waive any redemption rights with respect to the Public Shares so purchased. None of the funds held in the Trust Account will be used to purchase Public Stock in such transactions.

Q:     Who is the Company’s Sponsor?

A:     The Company’s sponsor is Water by Nordic AB, a Swedish limited liability company controlled by certain of the Company’s officers and directors. The Sponsor currently owns 2,743,743 shares of Common Stock, which consists of 470,000 shares of Class A Common Stock and 2,273743 shares of Class B Common Stock, and may be deemed to beneficially own an aggregate of 470,000 shares of Class A Common Stock and 2,166,977 shares held of record by byNordic Holdings LLC and byNordic II Holdings LLC, by virtue of its ownership of the manager of those two entities. Each of Jonas Olsson, Michael Hermansson and Joachim Cato are the managing members of the Sponsor, and as such, each have voting and investment discretion with respect to the common stock held of record by the Sponsor and may be deemed to have shared beneficial ownership of the common stock held directly by the Sponsor. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

The Sponsor is “controlled” (as defined in 31 CFR 800.208) by a foreign person, such that the Sponsor’s involvement in the Business Combination would likely give rise to a “covered transaction” (as defined in 31 CFR 800.213). In addition, it is possible that non-U.S. persons could be involved in our Business Combination, which may increase the risk that our Business Combination becomes subject to regulatory review, including review by CFIUS, and that restrictions, limitations or conditions will be imposed by CFIUS. Our Business Combination with a U.S. business may be subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential Business Combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with a Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing a Business Combination. CFIUS may decide to block or delay our Business Combination, impose conditions to mitigate national security concerns with respect to such Business Combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain Business Combination opportunities that we believe would otherwise be beneficial to us and our stockholders. As a result, the pool of potential targets with which we could complete a Business Combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues. A failure to notify CFIUS of a transaction where such notification was required or otherwise warranted based on the national security considerations presented by an investment target may expose the Sponsor and/or the combined company to legal penalties, costs, and/or other adverse reputational and financial effects, thus potentially diminishing the value of the combined company. In addition, CFIUS is actively pursuing transactions that were not notified to it and may ask questions regarding, or impose restrictions or mitigation on, a Business Combination post-closing.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our Business Combination. If we cannot complete a Business Combination by August 12, 2025 (or up to the applicable Termination Date) because the transaction is still under review or because our Business Combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public stockholders may only receive approximately $11.31 per share of Public Stock, and our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Q:     Why should I vote “FOR” the Extension Amendment Proposal?

A:     The Company believes stockholders will benefit from the Company consummating a Business Combination and is proposing the Extension Amendment Proposal to extend the date by which the Company must complete a Business Combination until the Charter Extension Date.

The Board has determined that it is advisable and in the best interests of the Company to seek an extension of the Original Termination Date and have the Company’s stockholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate a Business Combination.

Without the Charter Extension, the Company believes that it will not be able to complete a Business Combination on or before the Original Termination Date. If that were to occur, the Company would be forced to redeem the Public Stock and dissolve and liquidate in accordance with the DGCL and the Certificate of Incorporation.

Q:     Why should I vote “FOR” the Founder Share Amendment Proposal?

A:     The Board believes the opportunity to consummate a business combination is in the best interests of the Company and its stockholders.

The Company believes stockholders will benefit from the Company consummating a business combination. The Company is proposing the Founder Share Amendment Proposal because it believes it is in the best interest of the Company to allow increased flexibility for the holders of founder shares to convert their shares into public shares on a one-for-one basis and that may aid the Company in retaining investors and meeting continued listing requirements necessary to continue to pursue a business combination. For example, on December 11, 2023, the Company received a deficiency letter from the Listing Qualifications Department of Nasdaq notifying the Company that, for the preceding 30 consecutive business days, the Company’s Market Value of Listed Securities was below the $50 million minimum requirement for continued inclusion on the Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5450(b)(2)(A). The notification received had no immediate effect on the Company’s Nasdaq listing. In accordance with Nasdaq rules, the Company was provided an initial period of 180 calendar days, or until June 10, 2024, to regain compliance with the MVLS Requirement. If, at any time before the Compliance Date, the Company’s MVLS closes at $50 million or more for a minimum of 10 consecutive business days, the Staff would provide the Company with written confirmation of compliance with the MVLS Requirement. The Staff notified the Company on February 16, 2024 that the Company had regained compliance with the MVLS Requirement. Implementation of the Founder Share Amendment Proposal, as currently contemplated, may help the Company maintain compliance with the MVLS Requirement, since following the conversion of the Class B common stock into Class A common stock, the 5,750,000 shares of Class B common stock held by our founder shares holders would be included in the calculation of the MVLS, making it more likely that the Company will satisfy the MVLS Requirement. If the Company does not maintain compliance with the MVLS Requirement, the Company may be delisted by Nasdaq. Listing on Nasdaq may be a closing condition under in any business combination agreement the Company may enter into. Therefore, the Company would not be able to complete such a business combination in the event of a delisting of its securities on Nasdaq. The Founder Share Amendment Proposal reduces the risk that the Company will be delisted from Nasdaq and that any potential business combination would fail. As a result, the Founder Share Amendment Proposal may aid the Company in retaining investors.

Regardless of the aforementioned reduced risk of delisting by Nasdaq, the Nasdaq Listing Rule IM-5101-2(b) requires that special purpose acquisition companies (“SPACs”), such as the Company, complete one or more business combinations within 36 months of the effectiveness of its initial public offering registration statement, which, in the case of the Company, would be February 8, 2025. The proposed extension of the Termination Date to August 12, 2025 will exceed the maximum 36 month period permitted by the Nasdaq Listing Rules. As a result, if we do not consummate an initial Business Combination prior to February 8, 2025, and if the Extension Amendment Proposal is approved, Nasdaq may commence proceedings to de-list our Common Stock. The announcement of de-listing proceedings may adversely affect the trading price of our Common Stock and, if our Common Stock is de-listed, there may no longer be an active trading market for such Common Stock. In addition, the potential or actual de-listing of our Common Stock may also adversely affect our ability to consummate an initial Business Combination. For more information see “Risk Factors — We are required by the Nasdaq Listing Rules to consummate a Business Combination within 36 months of the effectiveness of our IPO Registration Statement. In the event we do not consummate a Business Combination within this time period, or securities could be subject to delisting.”

Q:     Why should I vote “FOR” the Adjournment Proposal?

A:     If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Annual Meeting to a later date or dates to approve the Extension Amendment Proposal, or the Directors Proposal.

Q:     What if I do not want to vote “FOR” the Extension Amendment Proposal or the Adjournment Proposal?

A:     If you do not want the Extension Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

If you attend the Annual Meeting through telephone or by proxy, you may vote “AGAINST” the Extension Amendment Proposal or the Adjournment Proposal, and your Common Stock will be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved.

However, if you fail to attend the Annual Meeting through telephone or by proxy, or if you do attend the Annual Meeting through telephone or by proxy but you “ABSTAIN” or otherwise fail to vote at the Annual Meeting, your Common Stock will not be counted for the purposes of determining whether the Adjournment Proposal is approved, and your Common Stock which are not voted at the Annual Meeting will have no effect on the outcome of such vote. If you “ABSTAIN” or otherwise fail to vote at the Annual Meeting, this will have the same effect as a vote “AGAINST” the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved, the Adjournment Proposal will not be presented for a vote.

Q:     Will you seek any further extensions to liquidate the Trust Account?

A:     Other than as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate a Business Combination, but may do so in the future.

Q:     What happens if the Extension Amendment Proposal is not approved?

A:     If there are insufficient votes to approve the Proposals or for any other reasons that the Board deems proper, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Extension.

If the Extension Amendment Proposal is not approved at the Annual Meeting or at any adjournment thereof and a Business Combination is not completed, in each case on or before the Original Termination Date, then as contemplated by and in accordance with the Certificate of Incorporation, the Company will, promptly following the Original Termination Date: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Public Stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Public Stock, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. In such event, the per share redemption price shall be equal to a pro rata share of the Trust Account plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company or necessary to pay its taxes divided by the total number of Public Stock then outstanding.

The Sponsor, the Company’s officers and directors and byNordic Holdings LLC and byNordic Holdings II LLC each waived its right to participate in any liquidation distribution with respect to their respective portion of the 5,580,909 shares of Common Stock beneficially owned by such holders. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

Q:     If the Extension Amendment Proposal is approved, what happens next?

A:     If the Extension Amendment Proposal is approved, the Company will file the Charter Amendment with the Delaware Secretary of State, make the required deposits to the Trust Account, and will continue to attempt to consummate a Business Combination until the applicable Termination Date.

The Company’s Common Stock is listed on the Nasdaq Stock Market, LLC (“Nasdaq”). Nasdaq Listing Rule IM-5101-2(b) requires that special purpose acquisition companies (“SPACs”), such as the Company, complete one or more business combinations within 36 months of the effectiveness of its initial public offering registration statement, which, in the case of the Company, would be February 8, 2025. The proposed extension of the Termination Date to August 12, 2025 will exceed the maximum 36 month period permitted by the Nasdaq Listing Rules. As a result, if we do not consummate an initial Business Combination prior to February 8, 2025, and if the Extension Amendment Proposal is approved, Nasdaq may commence proceedings to de-list our Common Stock. The announcement of de-listing proceedings may adversely affect the trading price of our Common Stock and, if our Common Stock is de-listed, there may no longer be an active trading market for such Common Stock. In addition, the potential or actual de-listing of our Common Stock may also adversely affect our ability to consummate an initial Business Combination. For more information see “Risk Factors — We are required by the Nasdaq Listing Rules to consummate a Business Combination within 36 months of the effectiveness of our IPO Registration Statement. In the event we do not consummate a Business Combination within this time period, or securities could be subject to delisting.”

If the Extension Amendment Proposal is approved and the Charter Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Stock will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company held by the Sponsor.

Q:     Is my vote for or against the Extension Amendment Proposal sufficient to request redemption of my shares or do I need to request that my shares be redeemed separately?

A:     No. The process to have your shares redeemed in connection with the Extension Amendment Proposal is separate from your vote. Whether you vote “for” or “against” the Extension Amendment Proposal, or do not vote at all, you may elect to have your shares redeemed if the Charter Extension is implemented. However, your vote is not sufficient by itself to request redemption and you will need to submit a redemption request for your shares if you wish to have your shares redeemed.

Q:     What amount will holders receive upon consummation of the Business Combination or upon the applicable Termination Date if the Extension Proposal is approved?

A:     If the Extension Amendment Proposal is approved and the Charter Extension becomes effective, within five business days of the Annual Meeting, the Lender or its designee shall make a deposit into the Trust Account in an amount equal to the lesser of (i) $0.04 per outstanding share of Public Stock, or (ii) $50,000, in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. The initial deposit will extend the deadline for completing the Business Combination to September 12, 2024. For each subsequent monthly extension approved by the Board after September 12, 2024, an additional deposit equal to the initial one will further extend the deadline by one month, up to the Charter Extension Date.

If the Extension Amendment Proposal is approved, the Company’s Public Stockholders will retain their right have their Public Stock redeemed in connection with a Business Combination, or upon the Charter Extension Date, as applicable, subject to any limitations set forth in the Certificate of Incorporation, as amended by the Charter Amendment.

If the Extension Amendment Proposal is approved and the Company does not complete a Business Combination by the Charter Extension Date, then as contemplated by and in accordance with the Certificate of Incorporation, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Public Stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Public Stock, and such redemption will completely extinguish the rights of the Public Stockholders as stockholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

Q:     Am I being asked to vote on a Business Combination at this Annual Meeting?

A:     No. You are not being asked to vote on a Business Combination at this time. If the Charter Extension is implemented and you do not elect to redeem your Public Stock, provided that you are a stockholder on the Record Date for the Annual Meeting to consider a Business Combination, you will be entitled to vote on a Business Combination when it is submitted to stockholders and will retain the right to redeem your Public Stock for cash in connection with a Business Combination or liquidation.

Q:     Will how I vote affect my ability to exercise redemption rights?

A:     No. You may exercise your redemption rights whether or not you are a holder of Public Stock on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Stock of the Company on the Extension Amendment Proposal (for or against) or any other proposal described by this proxy statement. As a result, the Charter Extension can be approved by stockholders who will redeem their Public Stock and no longer remain stockholders, leaving stockholders who choose not to redeem their Public Stock holding shares in a company with a potentially less liquid trading market, fewer stockholders, potentially less cash and the potential inability to meet the listing standards of the Nasdaq Stock Market LLC (“Nasdaq”).

Q:     May I change my vote after I have mailed my signed proxy card?

A:     Yes. Stockholders may send a later-dated, signed proxy card to byNordic Acquisition Corporation, at c/o Pir 29, Einar Hansens Esplanad 29, 211 13 Malmö, Sweden, so that it is received by the Company prior to the vote at the Annual Meeting (which is scheduled to take place on August 7, 2024) or attend the Annual Meeting and vote through telephone participation. Stockholders also may revoke their proxy by sending a notice of revocation to the Company’s Chief Executive Officer, which must be received by the Company’s Chief Executive Officer prior to the vote at the Annual Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q:     How are votes counted?

A:     Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes, if any. The approval of the Extension Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock. Approval of the Directors Proposal requires a plurality of the shares of the Common Stock present by telephone dial-in and entitled to vote at the Annual Meeting. The approval of the Founder Share Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock. Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present through telephone or represented by proxy and entitled to vote thereon at the Annual Meeting.

Stockholders who attend the Annual Meeting, either through telephone or by proxy, will be counted (and the number of Common Stock held by such stockholders will be counted) for the purposes of determining whether a quorum is present at the Annual Meeting. The presence, through telephone or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Annual Meeting constitutes a quorum at the Annual Meeting.

With respect to the Extension Amendment Proposal, abstentions will have the same effect as a vote “AGAINST” the proposal. As this proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal. Any broker non-votes received on the Extension Amendment Proposal will have the same effect as a vote against the Extension Amendment Proposal.

With respect to the Adjournment Proposal, abstentions will have no effect on the approval of the proposal. As this proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal. Any broker non-votes received on the Adjournment Proposal will not affect the outcome of the vote on the Adjournment Proposal.

Q:     If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:     If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to the Company or by voting online at the Annual Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.

Under the rules of the Nasdaq Stock Market (“NASDAQ”), which governs brokers, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that NASDAQ determines to be “non-routine” without specific instructions from the beneficial owner. The Extension Amendment Proposal, the Founder Share Amendment Proposal, and Adjournment Proposal are “non-routine” matters and therefore, brokers are not permitted to exercise their voting discretion with respect to these proposals.

If you are a Company stockholder holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Extension Amendment Proposal or the Founder Share Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares on the Extension Amendment Proposal or the Founder Share Amendment Proposal or the Adjournment Proposal at the Annual Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide. If your broker does not vote, it will have the same effect as if you voted against the Extension Amendment Proposal and the Founder Share Amendment Proposal, and no effect on the vote on the Adjournment Proposal.

Q:     Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal, and the Adjournment Proposal?

A:     Yes.

After careful consideration of the terms and conditions of the Extension Amendment Proposal the Board has determined that the Extension Amendment Proposal is advisable and in the best interests of the Company and its stockholders. The Board recommends that the Company’s stockholders vote “FOR” the Extension Amendment Proposal.

The Board has also determined that the Directors Proposal is advisable and in the best interests of the Company and its stockholders and recommends that the Company’s stockholders vote “FOR” the Directors Proposal, if presented.

The Board has also determined that the Founder Share Amendment Proposal is advisable and in the best interests of the Company and its stockholders and recommends that the Company’s stockholders vote “FOR” the Founder Share Amendment Proposal, if presented.

The Board has also determined that the Adjournment Proposal is advisable and in the best interests of the Company and its stockholders and recommends that the Company’s stockholders vote “FOR” the Adjournment Proposal, if presented.

Q:     What interests do the Company’s directors and officers have in the approval of the Extension Amendment Proposal?

A:     The Company’s directors and officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Common Stock. See the section entitled “Proposal No. 1 — The Extension Amendment Proposal — Interests of the Sponsor and the Company’s Directors and Officers” in this proxy statement.

Q:     Do I have appraisal rights if I object to the Proposals?

A:     No. There are no appraisal rights available to the Company’s stockholders in connection with the Proposals.

Q:     If I am a Public Warrant (defined below) holder, can I exercise redemption rights with respect to my Public Warrants?

A:     No. The holders of public warrants issued in connection with the IPO (with a whole warrant representing the right to acquire one share of Common Stock at an exercise price of $11.50 per whole share) (the “Public Warrants”) have no redemption rights with respect to such Public Warrants.

Q:     What do I need to do now?

A:     You are urged to read carefully and consider the information contained in this proxy statement and to consider how Proposals presented in this proxy statement will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee, and determine if you desire to exercise redemption rights in connection with the Extension Amendment Proposal.

Q:     How do I exercise my redemption rights?

A:     If you are a holder of Common Stock and wish to exercise your right to have your Common Stock redeemed, you must:

I.       (a) hold Common Stock or (b) hold Common Stock through Units and elect to separate your Units into the underlying Common Stock and Public Warrants prior to exercising your redemption rights with respect to the Common Stock;

II.     prior to 5:00 p.m., Eastern Time, on August 5, 2024 (two business days prior to the initially scheduled vote at the Annual Meeting) (a) submit a written request to the Transfer Agent that the Company redeem all or a portion of your Common Stock for cash and (b) identify yourself as the beneficial holder of the Common Stock and provide your legal name, phone number and address; and

III.    deliver your shares of Common Stock to the Transfer Agent, physically or electronically through the Depository Trust Company (“DTC”).

The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.

Holders of Units must elect to separate the underlying Common Stock and Public Warrants prior to exercising redemption rights with respect to the Common Stock. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Common Stock and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, any holder of Common Stock will be entitled to request that their Common Stock be redeemed for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Annual Meeting, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its franchise and income taxes, divided by the number of then-outstanding shares of Common Stock. As of July 17, 2024, this would have amounted to approximately $11.39 per share of Public Stock.

However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which have priority over the redemption rights of our public stockholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to public stockholders electing to redeem their Common Stock will be distributed promptly after the Annual Meeting.

Any request for redemption, once made by a holder of Common Stock, may be withdrawn at any time until the deadline for exercising redemption requests, unless approved by the Board. If you tender or deliver your shares for redemption to the Transfer Agent and later decide prior to the deadline for exercising redemption requests not to elect redemption, you may request that the Company instruct the Transfer Agent to return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section. We will be required to honor such request only if made prior to the deadline for exercising redemption requests.

No request for redemption will be honored unless the holder’s shares have been tendered or delivered (either physically or electronically) to the Transfer Agent by 5:00 p.m., Eastern Time, on August 5, 2024 (two business days prior to the initially scheduled date of the Annual Meeting).

If a holder of Common Stock properly makes a request for redemption and the Common Stock is tendered or delivered as described above, then, the Company will, subject to the availability of lawful funds, redeem Common Stock for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Annual Meeting. If you are a holder of Common Stock and you exercise your redemption rights, it will not result in the loss of any Public Warrants that you may hold.

If the Annual Meeting is abandoned for any reason, then holders of Public Stock shall not have the right to redeem their Public Stock at this time.

Q:     What are the U.S. federal income tax consequences of exercising my redemption rights?

A:     The U.S. federal income tax consequences of exercising your redemption rights will depend on your particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances. For additional discussion of material U.S. federal income tax considerations with respect to the exercise of these redemption rights, see “Material U.S. Federal Income Tax Considerations for Stockholders Exercising Redemption Rights.”

Q:     What should I do if I receive more than one set of voting materials for the Annual Meeting?

A:     You may receive more than one set of voting materials for the Annual Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:     Who will solicit and pay the cost of soliciting proxies for the Annual Meeting?

A:     The Company will pay the cost of soliciting proxies for the Annual Meeting. The Company has engaged Advantage Proxy, Inc. (“API”) to assist in the solicitation of proxies for the Annual Meeting. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Common Stock for their expenses in forwarding soliciting materials to beneficial owners of Common Stock and in obtaining voting instructions from those owners. The directors, officers and employees of the Company may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:     Who can help answer my questions?

A:     If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Advantage Proxy, Inc.

P.O. Box 10904 Yakima, WA 98909 Attn: Karen Smith

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

E-mail: ksmith@advantageproxy.com

You also may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a holder of Common Stock and you intend to seek redemption of your shares, you will need to tender or deliver your shares of Common Stock (and share certificate (if any) and other redemption forms) (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on August 5, 2024 (two business days prior to the date of the Annual Meeting). If you have questions regarding the certification of your position tendering or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company

One State Street, 30th Floor

New York, New York 10004

Attn: Mark Zimkind

E-mail: mzimkind@continentalstock.com

ANNUAL MEETING OF THE COMPANY STOCKHOLDERS

This proxy statement is being provided to Company stockholders as part of a solicitation of proxies by the Board for use at the annual meeting of Company stockholders to be held on August 7, 2024, and at any adjournment thereof. This proxy statement contains important information regarding the Annual Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about July 18, 2024 to all stockholders of record of the Company as of the Record Date for the Annual Meeting. Stockholders of record who owned Common Stock at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Annual Meeting.

Date, Time and Place of Annual Meeting

The Annual Meeting will be held on August 7, 2024, at 10:00 a.m., Eastern Time, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. The Company will be holding the Annual Meeting via teleconference using the following dial-in information:

Telephone access:
Within the U.S. and Canada:
1 877-853-5257 (toll-free)
1 888-475-4499 (toll-free)
Outside of the U.S. and Canada:
Hong Kong SAR: +852 3008 3297 or 800 931 645 (Toll Free)
China: +86 10 8783 3177 or 400 669 9381 (Toll Free)
Meeting ID: 92034983299
Passcode: 430909

Stockholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Annual Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. Either way you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at 917-262-2373, or via email at proxy@continentalstock.com. Please allow up to 72 hours prior to the meeting for processing your control number.

The Proposals at the Annual Meeting

At the Annual Meeting, the Company stockholders will consider and vote on the following proposals:

1.      Proposal No. 1 — To amend the Company’s Amended and Restated Certificate of Incorporation to extend the date (the “Termination Date”) by which the Company has to consummate a Business Combination (as defined below) (the “Charter Extension”) by allowing the Company, through resolution of the board of directors (the “Board”) without another stockholder vote, to elect to extend the Termination Date by one month each time from August 12, 2024 to August 12, 2025 (the “Charter Extension Date”), or such earlier date as determined by the Board in its sole discretion, unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”). A copy of the proposed amendment to the Certificate of Incorporation (the “Extension Amendment”) is set forth in Annex A to the accompanying proxy statement;

2.      Proposal No. 2 — Directors Proposal — To re-elect five (5) existing directors to our board of directors;

3.      Proposal No. 3 — The Founder Share Amendment Proposal — To amend the Company’s charter to provide for the right of a stockholder of the Company’s Class B common stock, par value $0.0001 per share (the “Class B Common Stock” or the “Founder Shares”), to convert into shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) on a one-for-one basis at any time, and from time to time, prior to the closing of a business combination at the election of the holder. (the “Founder Share Amendment”). A copy of the proposed Founder Share Amendment is set forth in Annex A to the accompanying proxy statement;

4.      Proposal No. 4 — Adjournment Proposal — To adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are insufficient shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and Class B common stock, par value $0.0001 per share (the “Class B Common Stock,” and the Class A Common Stock and Class B Common Stock, collectively, the “Common Stock”) in the capital of the Company represented (either through telephone or by proxy) to constitute a quorum necessary to conduct business at the Annual Meeting or at the time of the Annual Meeting to approve the Extension Amendment Proposal, or the Directors Proposal; or to adjourn the Annual Meeting to a later date or dates for any other reasons as determined by the Board, in its sole discretion (the “Adjournment Proposal”).

If the Extension Amendment Proposal is approved and the Charter Extension becomes effective, within five business days of the date of the Annual Meeting, the Sponsor (or one or more of its affiliates, members or third-party designees) (the “Lender”) shall make a deposit into the Trust Account (as defined below) in an amount equal to the lesser of (i) $0.04 for each outstanding share of Public Stock after giving effect to the Redemption (as defined below), and (ii) $50,000, in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. The initial deposit will extend the deadline for completing the Business Combination to September 12, 2024. For each subsequent monthly extension approved by the Board after September 12, 2024, an additional deposit equal to the initial one will further extend the deadline by one month, up to the Charter Extension Date.

Voting Power; Record Date

As a stockholder of the Company, you have a right to vote on certain matters affecting the Company. The proposals that will be presented at the Annual Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Annual Meeting if you owned Common Stock at the close of business on July 10, 2024, which is the Record Date for the Annual Meeting. You are entitled to one vote for each share of Common Stock that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 10,276,272 issued and outstanding shares of Common Stock, of which there were 3,586,272 issued and outstanding shares of Public Stock, 940,000 shares of Private Placement Stock and 5,750,000 issued and outstanding shares of Class B Common Stock (with 470,000 shares of Private Placement Stock and 2,273,743 shares of Class B Common Stock held by the Sponsor).

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THE PROPOSALS

Quorum

The presence, through telephone or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Annual Meeting constitutes a quorum at the Annual Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Sponsor and certain of the Company’s officers and directors and their affiliates, who beneficially own and are entitled to vote approximately 54.3% of the issued and outstanding shares of Common Stock as of the Record Date, will count towards this quorum. As a result, as of the Record Date, no additional shares of Common Stock held by stockholders other than the Sponsor, officers and directors of the Sponsor and their affiliates would be required to be present at the Annual Meeting to achieve a quorum.

Abstentions

Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Annual Meeting and therefore will have the same effect as a vote “AGAINST” the Extension Amendment Proposal and the Founder Share Amendment Proposal, and no effect on the approval of the Adjournment Proposal.

Under NASDAQ rules, which governs brokers, if a stockholder holds their shares in “street” name through a bank, broker or other nominee and the stockholder does not instruct their broker, bank or other nominee how to vote their shares on a proposal, the broker, bank or other nominee has the authority to vote the shares in its discretion on certain “discretionary” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “discretionary” proposals to be voted on at a meeting of stockholders or has received instructions as to how to vote on some but not all of the “non-routine” proposals, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-discretionary” matter.

The Extension Amendment Proposal, the Founder Share Amendment Proposal, and the Adjournment Proposal are “non-routine” matters and therefore, brokers are not permitted to exercise their voting discretion with respect to these proposals. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote your shares on any of these proposals at the Annual Meeting without your instruction.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock.

Approval of the Directors Proposal requires a plurality of the shares of the Common Stock present by telephone dial-in and entitled to vote at the Annual Meeting.

The approval of the Founder Share Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock.

Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present through telephone or represented by proxy and entitled to vote thereon at the Annual Meeting.

The Sponsor and the Company’s officers and directors intend to vote all of their Common Stock in favor of the proposals being presented at the Annual Meeting. As of the date of this proxy statement, the Sponsor and certain of the Company’s officers and directors and their affiliates beneficially own and are entitled to vote approximately 54.3% of the issued and outstanding shares of Common Stock.

The following table reflects the number of additional shares of Common Stock required to approve each proposal:

		Number of Additional Shares of Common Stock Required To Approve Proposal
Proposal	Approval Standard	If Only Quorum is Present and All Present Shares Cast Votes	If All Shares Are Present and All Present Shares Cast Votes
Extension Amendment Proposal	65% of Issued and Outstanding Shares of Common Stock	N/A	1,098,668
Directors Proposal	Plurality of the Voted Stock	N/A	N/A
Founder Share Amendment Proposal	65% of Issued and Outstanding Shares of Common Stock	N/A	1,098,668
Adjournment Proposal	Majority of Voted Stock	0	0

Voting Your Shares

If you were a holder of record of Common Stock as of the close of business on the Record Date for the Annual Meeting, you may vote with respect to the proposals through telephone, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of shares of Common Stock that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

There are two ways to vote your Common Stock at the Annual Meeting:

Voting by Mail.    By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Annual Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Annual Meeting so that your shares will be voted if you are unable to attend the Annual Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on August 6, 2024.

Voting by Telephone Dial-in.    You may attend and vote at the Annual Meeting via teleconference using the following dial-in information:

Telephone access:
Within the U.S. and Canada:
1 877-853-5257 (toll-free)
1 888-475-4499 (toll-free)
Outside of the U.S. and Canada:
Hong Kong SAR: +852 3008 3297 or 800 931 645 (Toll Free)
China: +86 10 8783 3177 or 400 669 9381 (Toll Free)
Meeting ID: 92034983299
Passcode: 430909

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Annual Meeting or at the Annual Meeting by doing any one of the following:

•        you may send another proxy card with a later date;

•        you may notify the Company’s Chief Executive Officer in writing to byNordic Acquisition Corporation, c/o Pir 29, Einar Hansens Esplanad 29, 211 13 Malmö, Sweden, before the Annual Meeting that you have revoked your proxy; or

•        you may attend the Annual Meeting, and vote through telephone, as indicated above.

No Additional Matters

The Annual Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the Directors Proposal, the Founder Share Amendment Proposal, and the Adjournment Proposal. Under the Bylaws of the Company (the “Bylaws”), other than procedural matters incident to the conduct of the Annual Meeting, no other matters may be considered at the Annual Meeting if they are not included in this proxy statement, which serves as the notice of the Annual Meeting.

Who Can Answer Your Questions about Voting

If you are a Company stockholder and have any questions about how to vote or direct a vote in respect of your Common Stock, you may call Karen Smith, our proxy solicitor, by calling (877) 870-8565 (toll-free), or by emailing ksmith@advantageproxy.com.

Redemption Rights

Pursuant to the Certificate of Incorporation, holders of Common Stock may seek to redeem, out of funds legally available therefor, their Common Stock for cash, regardless of whether they vote for or against, or whether they abstain from voting on the Extension Amendment Proposal. In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension and the availability of lawful funds, any stockholder holding Common Stock may demand that the Company redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was approximately $11.39 per share of Public Stock as of July 17, 2024), calculated as of two business days prior to the Annual Meeting. If a holder properly seeks redemption as described in this section, the Company will, subject to funds being legally available therefor, redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Annual Meeting.

As a holder of Common Stock, you will be entitled to receive cash for any Common Stock to be redeemed only if you:

(i)     (a) hold Common Stock or (b) hold Common Stock through Units and elect to separate your Units into the underlying Common Stock and Public Warrants prior to exercising your redemption rights with respect to the Common Stock;

(ii)    submit a written request to the Transfer Agent, in which you (a) request that the Company redeem all or a portion of your Common Stock for cash, and (b) identify yourself as the beneficial holder of the Common Stock and provide your legal name, phone number and address; and

(iii)   deliver your shares of Common Stock to the Transfer Agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Common Stock in the manner described above prior to 5:00 p.m., Eastern Time, on August 5, 2024 (two business days prior to the initially scheduled Annual Meeting) (the “Redemption Deadline”) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of the Company that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker a fee and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.

Any request for redemption, once made by a holder of Common Stock, may not be withdrawn following the Redemption Deadline, unless approved by the Board. Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent, by the Redemption Deadline.

Notwithstanding the foregoing, a public stockholder, together with any affiliate of such public stockholder or any other person with whom such public stockholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities and Exchange Act of 1934 (as amended) (the “Exchange Act”)), will be restricted from redeeming its Common Stock with respect to more than an aggregate of 15% of the outstanding shares of Public Stock, without our prior consent. Accordingly, if a public stockholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding shares of Public Stock, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of the Public Stock on July 17, 2024, the most recent practicable date prior to the date of this proxy statement, was $11.30 per share. The cash held in the Trust Account on such date was approximately $40,859,880 (including interest not previously released to the Company to pay its franchise and income taxes) (approximately $11.39 per share of Public Stock). Prior to exercising redemption rights, stockholders should verify the market price of Public Stock as they may receive higher proceeds from the sale of their Public Stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its stockholders that they will be able to sell their Public Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.

If a holder of Public Stock exercises his, her or its redemption rights, then he, she or it will be exchanging its Public Stock for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering/delivering your shares of Public Stock (and share certificates (if any) and other redemption forms) (either physically or electronically) to the Transfer Agent two business days prior to the vote at the Annual Meeting.

For a discussion of material U.S. federal income tax considerations for stockholders with respect to the exercise of these redemption rights, see “Material U.S. Federal Income Tax Considerations for Stockholders Exercising Redemption Rights.” The consequences of a redemption to any particular stockholder will depend on that stockholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Appraisal Rights

There are no appraisal rights available to the Company’s stockholders in connection with the Proposals.

Proxy Solicitation Costs

The Company is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone attendance. The Company has engaged API to assist in the solicitation of proxies for the Annual Meeting. The Company and its directors, officers and employees may also solicit proxies in person. The Company will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

The Company will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. The Company will pay API a fee of $8,500, plus disbursements, reimburse API for its reasonable out-of-pocket expenses and indemnify API and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as the Company’s proxy solicitor. The Company will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to the Company stockholders. Directors, officers and employees of the Company who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its Certificate of Incorporation to extend the date by which the Company has to consummate a Business Combination to the Charter Extension Date so as to give the Company additional time to complete a Business Combination.

The Board has determined that it is advisable and in the best interests of the Company to seek an extension of the Original Termination Date and have the Company’s stockholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate a Business Combination.

Without the Charter Extension, the Company believes that the Company will not be able to complete a Business Combination on or before the Original Termination Date. If that were to occur, the Company would be required to cease all operations except for the purpose of winding up, redeem out of funds lawfully available therefor all then outstanding Public Stock, and dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

As contemplated by the Certificate of Incorporation, the holders of Public Stock may, subject to the availability of lawful funds, elect to redeem all or a portion of their Public Stock in exchange for their pro rata portion of the funds held in the Trust Account if the Charter Extension is implemented.

On July 17, 2024, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $11.39 (which is expected to be the same approximate amount two business days prior to the Annual Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $40,859,880 as of July 17, 2024 (including interest not previously released to the Company to pay its franchise and income taxes), divided by the total number of then outstanding Public Stock. The redemption price per share may increase between July 17, 2024 and the date that is two business days prior to the Annual Meeting due to any interest that accrues on the amount on deposit in the Trust Account prior to such date (less any amounts released to the Company to pay its franchise and income taxes between such dates). The closing price of the Common Stock on Nasdaq on July 17, 2024 was $11.30. Accordingly, if the market price of the Common Stock were to remain the same until the date of the Annual Meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.09 more per share than if the shares were sold in the open market (based on the current per share redemption price). The Company cannot assure stockholders that they will be able to sell their Common Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. The Company believes that such redemption right enables its public stockholders to determine whether or not to sustain their investments for an additional period if the Company does not complete a Business Combination on or before the Original Termination Date.

Reasons for the Extension Amendment Proposal

The Company’s Amended and Restated Certificate of Incorporation provides that the Company has until August 12, 2024 to complete a Business Combination. The Company and its officers and directors agreed that they would not seek to amend the Company’s Certificate of Incorporation to allow for a longer period of time to complete a Business Combination unless the Company provided holders of its Public Stock with the right to seek redemption of their Public Stock in connection therewith. The Board has determined that it is advisable and in the best interests of the Company to seek an extension of the Original Termination Date and have the Company’s stockholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate a Business Combination. Without the Charter Extension, the Company believes that the Company will not be able to complete a Business Combination on or before August 12, 2024. If that were to occur, the Company would be required to cease all operations except for the purpose of winding up, redeem out of funds lawfully available therefor all then outstanding Public Stock, and dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

The Extension Amendment Proposal is essential to allowing the Company additional time to consummate a Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension.

If the Extension Amendment Proposal is approved and the Charter Extension becomes effective, within five business days of the Annual Meeting, the Lender or its designee shall make a deposit into the Trust Account in an amount equal to the lesser of (i) $0.04 per outstanding share of Public Stock, or (ii) $50,000, in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. The initial deposit will extend the deadline for completing the Business Combination to September 12, 2024. For each subsequent monthly extension approved by the Board after September 12, 2024, an additional deposit equal to the initial one will further extend the deadline by one month, up to the Charter Extension Date.

If the Extension Amendment Proposal or the Founder Share Amendment Proposal are Not Approved

If there are insufficient votes to approve the Extension Amendment Proposal or the Founder Share Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Redemption Limit Elimination Proposal.

If the Extension Amendment Proposal is not approved, a Business Combination is not completed on or before the Original Termination Date, then, as contemplated by and in accordance with the Certificate of Incorporation, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Public Stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Public Stock, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which may expire worthless in the event the Company dissolves and liquidates the Trust Account.

If the Founder Share Amendment Proposal is not approved, the holders of the Class B common stock will not be able to convert such shares into Class A common stock prior to the completion of a Business Combination. If the Founder Share Amendment Proposal is not approved, we believe it may reduce our flexibility to maintain a listing of our Class A common stock, including our ability to maintain compliance with the MVLS Requirement. The Company believes that it is in the best interest of the Company to allow increased flexibility for the Sponsor to convert its shares into public shares and that may aid the Company in retaining investors and meeting continued listing requirements necessary to continue to pursue a business combination. If the Founder Share Amendment Proposal is not approved, the Company believes that, for the reasons discussed above, it may be more difficult to complete a Business Combination. If we were not able to complete a Business Combination, then the Company would be forced to liquidate.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the Company shall file the Charter Amendment with the Delaware Secretary of State and the Charter Extension will become effective. The Company will then continue to attempt to consummate a Business Combination until the Charter Extension Date. The Company will remain a reporting company under the Exchange Act and its Common Stock and Public Warrants will remain publicly traded during this time.

Interests of the Sponsor and the Company’s Directors and Officers

When considering the recommendation of the Board, the Company stockholders should be aware that aside from their interests as direct or indirect stockholders, the Sponsor and certain members of the Board and officers of the Company have interests that are different from, or in addition to, those of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company stockholders that they approve the Extension Amendment Proposal. The Company stockholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:

•        the fact that the Sponsor, byNordic Holdings and byNordic Holdings II paid $9,400,000 for 940,000 private shares at a purchase price of $10.00 per Private Placement Stock, each of which is identical to the Public Stock, except that so long as they are held by the Sponsor or its permitted transferees, the

Private Placement Stock (i) will not be redeemable by the Company, (ii) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the completion of the Company’s Business Combination, and (iii) are entitled to registration rights. If the Extension Amendment Proposal is not approved and the Company does not consummate a Business Combination by August 12, 2024, then a portion of the proceeds from the sale of the Private Placement Stock will be part of the liquidating distribution to the Public Stockholders;

•        the fact that the Sponsor and its affiliates (and certain of the Company’s officers and directors who are members of the Sponsor), have invested in the Company an aggregate of $14,860,000, comprised of the $25,000 purchase price for 5,750,000 shares of Common Stock, the $9,400,000 purchase price for 940,000 Private Placement Stock, the $5,435,000 outstanding under loans made by the Sponsor and its affiliates to the Company. Assuming a trading price of $11.30 per share of Common Stock and $0.03 per Public Warrant (based upon the respective closing prices of the Common Stock and the Public Warrants on Nasdaq on July 17, 2024), the 5,750,000 shares of Common Stock and the 940,000 shares of Private Placement Stock would have an implied aggregate market value of approximately $75,597,000. Even if the trading price of the shares of Common Stock were as low as $2.22 per share, the aggregate market value of the Common Stock alone would be approximately equal to the initial investment in the Company by the Sponsor and its affiliates (and certain of the Company’s officers and directors who are members of the Sponsor). As a result, if a Business Combination is completed, the Sponsor (and certain of the Company’s officers and directors who are members of the Sponsor) is likely to be able to make a substantial profit on its investment in the Company at a time when the Common Stock has lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and the Company liquidates without completing a Business Combination before August 12, 2024, the Sponsor and its affiliates (and certain of the Company’s officers and directors who are members of the Sponsor) will lose its entire investment in the Company;

•        the fact that the Sponsor and the Company’s officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any shares of Common Stock held by them if the Extension Amendment Proposal is not approved and the Company fails to complete a Business Combination by August 12, 2024;

•        the indemnification of the Company’s existing officers and directors and the liability insurance maintained by the Company;

•        the fact that the Sponsor and the Company’s officers and directors will lose their entire investment in the Company and will not be reimbursed for any loans extended, fees due or out-of-pocket expenses if the Extension Amendment Proposal is not approved and a Business Combination is not consummated by August 12, 2024; and

•        the fact that the Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.20 per share of Public Stock and (ii) the actual amount per share of Public Stock held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.20 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of our initial public offering against certain liabilities, including liabilities under the Securities Act. However, the Company has not asked the Sponsor to reserve for such indemnification obligations, nor has the Company independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believe that the Sponsor’s only assets are securities of the Company. Therefore, we cannot assure you that the Sponsor would be able to satisfy those obligations. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims.

Redemption Rights

Pursuant to the Certificate of Incorporation, holders of Common Stock may seek to redeem, out of funds lawfully available therefor, their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension and the availability of lawful funds, any stockholder holding Common Stock may demand that the Company redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was approximately $11.39 per share as of July 17, 2024), calculated as of two business days prior to the Annual Meeting. If a holder properly seeks redemption as described in this section, the Company will, subject to sufficient lawful funds being available, redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Annual Meeting.

As a holder of Common Stock, you will be entitled to receive cash for any Common Stock to be redeemed only if you:

(i)     (a) hold Common Stock or (b) hold Common Stock through Units and elect to separate your Units into the underlying Common Stock and Public Warrants prior to exercising your redemption rights with respect to the Common Stock;

(ii)    submit a written request to the Transfer Agent, in which you (a) request that the Company redeem all or a portion of your Common Stock for cash, and (b) identify yourself as the beneficial holder of the Common Stock and provide your legal name, phone number and address; and

(iii)   deliver your shares of Common Stock to the Transfer Agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Common Stock in the manner described above prior to 5:00 p.m., Eastern Time, on August 5, 2024 (two business days prior to the initially scheduled Annual Meeting) (the “Redemption Deadline”) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of the Company that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker a fee and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.

Any request for redemption, once made by a holder of Common Stock, may not be withdrawn following the Redemption Deadline, unless approved by the Board. Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent by the Redemption Deadline.

Notwithstanding the foregoing, a public stockholder, together with any affiliate of such public stockholder or any other person with whom such public stockholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Common Stock with respect to more than an aggregate of 15% of the outstanding shares of Public Stock, without our prior consent. Accordingly, if a public stockholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding shares of Public Stock, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of the Public Stock on July 17, 2024, the most recent practicable date prior to the date of this proxy statement, was $11.30 per share. The cash held in the Trust Account on such date was approximately $40,859,880 (including interest not previously released to the Company to pay its franchise and income taxes) (approximately $11.39 per share of Public Stock). Prior to exercising redemption rights, stockholders should verify the market price of Public Stock as they may receive higher proceeds from the sale of their Public Stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its stockholders that they will be able to sell their Public Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.

If a holder of Public Stock exercises his, her or its redemption rights, then he, she or it will be exchanging its Public Stock for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering/delivering your shares of Public Stock (and share certificates (if any) and other redemption forms) (either physically or electronically) to the Transfer Agent two business days prior to the vote at the Annual Meeting.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock. Abstentions will be considered present for the purposes of establishing a quorum but will have the same effect as a vote “AGAINST” the Extension Amendment Proposal. Broker non-votes, if any, will also have the same effect as a vote “AGAINST” the Extension Amendment Proposal.

As of the date of this proxy statement, the Sponsor and the Company’s officers and directors intend to vote all Common Stock owned by them in favor of the Extension Amendment Proposal. As of the date hereof, the Sponsor and certain of the Company’s officers and directors and their affiliates beneficially own and are entitled to vote approximately 53.4% of the issued and outstanding shares of Common Stock. As a result, in addition to the Sponsor and certain of the Company’s officers and directors, approval of the Extension Amendment Proposal will require the affirmative vote of at least 1,098,909 shares of Common Stock (or approximately 23.4% of the shares of Common Stock held by holders other than the Sponsor, officers and directors of the Company and their affiliates).

Recommendation of the Board

BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY STOCKHOLDERS VOTE
“FOR”
THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE DIRECTORS ELECTION PROPOSAL

Board Size and Structure

Our board of directors currently consists of five (5) directors. Our Amended and Restated Certificate of Incorporation provides that the number of directors on our board of directors shall be fixed exclusively by resolution adopted by our board of directors. At each annual meeting, directors shall be elected for a three-year term or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal.

When considering whether directors have the experience, qualifications, attributes or skills, taken as a whole, to enable our board of directors to satisfy its oversight responsibilities effectively in light of our business and structure, the board of directors focuses primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth below. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business.

Pursuant to Delaware law and our Certificate of Incorporation, directors may be removed, with or without cause, by the affirmative vote of the holders of a majority of the shares then entitled to vote at an election of directors.

Directors for Re-Election

Jonas Olsson, Anna Yukiko Bickenbach, Anders Norlin, Fredrik Elmberg, and Steven Wasserman have been proposed by the board of directors to stand for re-election at the Annual Meeting. If re-elected by the stockholders at the Annual Meeting, Jonas Olsson, Anna Yukiko Bickenbach, Anders Norlin, Fredrik Elmberg, and Steven Wasserman will serve for a three-year term or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal.

Each person proposed for re-election has agreed to serve if re-elected, and management has no reason to believe that any director will be unable to serve. If, however, prior to the Annual Meeting, the board of directors should learn that any director will be unable to serve for any reason, the proxies that otherwise would have been voted for this director will be voted for a substitute nominee as selected by the board of directors. Alternatively, the proxies, at the board of directors’ discretion, may be voted for that fewer number of directors as results from the inability of any director to serve. The board of directors has no reason to believe that any director will be unable to serve.

Information About Directors

The following pages contain certain biographical information for the re-election of our directors, including all positions currently held, their principal occupation and business experience for the past five years, and the names of other publicly-held companies of which such director currently serves as a director or has served as a director during the past five years.

The following table sets forth the names and ages of our directors:

Name	Age	Position
Jonas Olsson	64	Chairman of the Board
Anna Yukiko Bickenbach	39	Independent Director
Anders Norlin	58	Independent Director
Fredrik Elmberg	63	Independent Director
Steven Wasserman	63	Independent Director

Jonas Olsson has served as our Chairman of the Board since inception. Mr. Olsson has more than 30 years of global operating experience stemming from his various roles with fashion conglomerate Hennes & Mauritz AB (“H&M”). Currently, Mr. Olsson is a global controller of H&M. Mr. Olsson began his career in 1988 at H&M in Sweden as an operative controller. Within one year, Mr. Olsson rose to become financial manager of H&M Germany, a position he held for nine years. In 1994, he also became the chief financial officer of H&M Austria. Over the course of the next twenty years, he served as a member of H&M’s expansion team, leading efforts in management, finance, and controlling in twelve different countries across four continents. Working in Austria, Japan, South Korea, the Baltics, United States, and Chile, Mr. Olsson built out infrastructure to support growth along with financial stability. Mr. Olsson was also responsible for management and operational planning in some of H&M’s most profitable and fastest-growing national businesses such as Germany, Denmark, and Poland. In 2014, he joined the global controlling group of H&M, where he helps lead oversight of all ten H&M brands. Mr. Olsson attended an MBA program in International Business at Lund University from 1981 to 1985. Mr. Olsson is well qualified to serve as a director due to his extensive industry and management experience.

Anna Yukiko Bickenbach has served as our Director since inception. Ms. Bickenbach has a wide network within the German tech and FinTech community which will bring in deal flow opportunities through the main German tech hubs as well as directly from her network of German and international tech entrepreneurs and investors. Ms. Bickenbach served as Field Marketing Manager at Planet Labs Inc., a satellite data and insight provider with the world’s largest fleet of earth image satellites (currently merging with NYSE:DMYQ) from September 2021 and currently serves as Regional & Partner Marketing Manager. She has previously been serving as the event and program manager for the “Worldchangers in Tech” and “Proptech Innovation Summit” at the GERMANTECH Foundation from October 2019 to September 2021. From February 2012 to August 2019, she worked as an impact manager for Mobile Economy GmbH, one of Europe’s leading green innovation network for investors, entrepreneurs and large corporations. From May 2018 to May 2019 she was also the marketing project manager for Avesu GmbH, a producer of vegan shoes where she has coordinated their European market strategy as well as facilitate partnership networks, including partners such as Peta, BKK-BVita, Provita. She was also country manager for fast growing foodtech start-up ResQ Club Oy during their German market introduction from July 2016 to January 2017. In 2013 she co-founded Ecotastic GmbH and was its chief sales and brand officer until February 2016, the company behind the eco loyalty reward Ecotastic mobile app. Between 2009 to 2011, she worked for the assisting chair of the agricultural economics faculty and the assisting chair in economics of horticultural production at Humboldt Univerität. From 2009 to 2010, she acted as an editor for Öko-Institute e.V, Institute for Applied Ecology with publications in 2010 in the areas of impact evaluation and climate change at Copenhagen Talks 2010. She earned a double bachelor’s degree in political science and in international studies with a minor in German from the University of Washington, Seattle, in 2008. She also has a master’s degree in Integrated Natural Resource Management from the Humboldt Univerität in Berlin in 2011. Ms. Bickenbach is well qualified to serve as a director due to her entrepreneurship and extensive experience in a wide range of European tech sectors.

Anders Norlin has served as our Director since inception. Mr. Norlin is currently head of the Nordics & Baltics operations of Tenity, a global innovation ecosystem and early-stage investor focused on Fintech. In addition to his role at Tenity, Mr. Norlin serves as a senior adviser to early-stage Nordic tech and Fintech companies. Mr. Norlin was the chief executive officer of a Swedish FinTech hub, Findec from April 2019 to August 2021. Mr. Norlin is currently advising Nordic tech and fintech scale-ups as a senior advisor. Findec is a membership organization for FinTech growth companies and arranges accelerator and growth programs, networking events, and facilitates collaborations within the Nordic FinTech, regtech, insuretech and blockchain industries. The organization works in partnership with, among others, Nordea and PricewaterhouseCoopers (“PwC”), as well as other international FinTech hubs. Through his work and position within the FinTech industry, Mr. Norlin has an extensive network with FinTech investors, entrepreneurs, and companies as well as with legacy financial institutions through which the company with be able to access deal flow opportunities. From August 2017 to August 2019, Mr. Norlin was a partner of Embassy House, a co-working space housing 70 companies focused on FinTech, property technology (“proptech”), Software-as-a-Service (“SaaS”), gaming and blockchain technology. Mr. Norlin has been a partner at Coach & Capital, a venture capital fund with a focus on cleantech and information and communications technologies (ICT) since January 2008. Between January 2013 and December 2016, Mr. Norlin served as an investment manager at Frame Invest, a private equity investor with a focus on B2B companies primarily within IT. From January 2002 to December 2007, Mr. Norlin served as investment manager at Traction, a Swedish private equity investment company listed on the Nasdaq Stockholm. In his role as investment manager at Traction, he served as a member of the board at several portfolio companies. Mr. Norlin holds a master of science in industrial management & mechanical engineering from Chalmers University of Technology and a degree in advanced marketing communication from Berghs School of Communication. Our management team believes that Mr. Norlin is well qualified to serve as a director due to his extensive experience within private equity technology investments as well as his deep knowledge of, and central position within, Nordic FinTech.

Fredrik Elmberg has served as one of our directors since February 2022. Since 2009 he owns and operates, Lejonet Invest GMBH, his own German based Investment company with investments in food&beverage, Sport-Tech, consumer goods and entertainment. Mr. Elmberg co-founded Boda Borg Germany in 2022 and has been serving as its CEO until March 2024. From September 2016 to 2022, he served as a board member in Snow making equipment manufacturer SnowHow GMBH. From December 2014 until its sale in September 2019, he was chairman of the board in consumer loyalty program provider Ventum GMBH. From January 2014, he has been board member of

European Convenience food GMBH providing deep frozen snacks. From August 2013 until its sale in May 2015 he was chairman of the board of water purification company, Aquavital GMBH. From April 2015 to 2017 he has been board member in CoXa Carry, a sports utility company. From July 2009 he has been Chairman of Boda Borg Europe AB and board member of Boda Borg Corp., and since Nov 2018 board member of Boda Borg Zürich AG. Boda Borg is an international group of owned and franchise based experience centers. From March 2008 he has been chairman of the board Ängeln premium Products GMBH, a frozen delicacy provider on the German market, until the company was sold in Feb 2022. All the companies above are portfolio holdings of his own investment company Lejonet Invest GMBH. From 2010 to its sale in 2013 he was board member in leading German roller shutter and doors manufacturer Alukon GMBH. From 2010 to its sale to Sulzer AG in 2012, he was board member of Geka Brush GMBH, a cosmetic brush manufacturer, and from 2007 to its sale to in 2010 he was board member in Lysell GMBH & Co, KG, a German chilled food producer. From 2003 to 2007 he was CEO and co-owner of home automation company Rademacher Geräte which was successfully divested to Nord Holding Group. From 2001 to 2003 he acted as Senior partner for private Equity fund Arcadia. From 1997 to 2001 he was CEO of Swiss Chocolate maker Lindt & Sprüngli (SWX:LISN) in Austria and part of Eastern Europe. From 1994 to 1997 he was CEO for Mövenpick Global Branded Consumer Goods. Mr. Elmberg received a diploma in International Business Administration from Lund University in 1985 and was awarded a MBA with three major scholarships from Harvard Business School in June 1987. Mr. Elmberg is well qualified to serve as a director due to his extensive experience from company management as well as his experience from investments and acquisitions.

Steven M. Wasserman has served as one of our directors since February 2022. Mr. Wasserman has been a principal in MSP Sports Capital, LP., an investment fund specializing in professional sports businesses, since 2019. He served as Vice Chairman of The Roosevelt Investment Group, Inc. an investment advisory firm, from 2018 to 2021 and was previously Chief Executive Officer of Seaport Investment Management, LLC, an investment management firm, from 2014 to 2018 and helped Seaport develop new investment strategies during his tenure. Since 2017, Mr. Wasserman has been a senior advisor to a New York based hedge fund with respect to special situations/credit opportunity investments and has also been an advisor to BlockWorks Group, LLC, a blockchain/cryptocurrency communications company. From 2011 to 2014 he was Senior Managing Director of the Beige Group, LLC, a family office where he was responsible for identifying, analyzing and executing investment opportunities. Mr. Wasserman has been an advisor to our company since 2019 and previously was Chief Executive Officer of Alpha Acquisition Corp, a special purpose acquisition company, from 2008 to 2010. He has also served as an advisor to various other special purpose acquisition companies including, but not limited to, Energy Infrastructure Acquisition Corp., Seanergy Acquisition Corp., and Starbulk Acquisition Corp. From 2004 to 2008, Mr. Wasserman also served as the managing partner of AMT Ventures LLC, an entity primarily engaged in public and private equity and debt investments on a principal basis. During his tenure AMT portfolio investments included: Ktech Corporation, a provider of technical support services, scientific and engineering services and management expertise to a variety of government defense and industry clients; Nanodetex Corporation, a leader in lab-on-chip (LOC) platform technologies for gas phase chemical analysis and explosive detection; Agent Science Technologies Incorporated, a provider of neural information management software solutions to the defense industry; and Link One, LLC, a technology transfer advisory group to Los Alamos National Laboratory. Mr. Wasserman is also a licensed attorney.

Each director has consented to being named in this proxy statement and has indicated his or her availability and willingness to serve if re-elected. In the event that any director becomes unavailable or unable to serve as a director, prior to the voting, the proxy holders will refrain from voting for the unavailable director and will vote for a substitute director in the exercise of their best judgment, or the Board may determine to reduce the size of the Board to the number of directors available.

We do not have a standing nominating committee though we intend to form a corporate governance and nominating committee as and when required to do so by law or Nasdaq rules. In accordance with Rule 5605 of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who will participate in the consideration and recommendation of director nominees are Fredrik Elmberg, Anders Norlin, Anna Yukiko Bickenbach and Steven Wasserman. In accordance with Rule 5605 of the Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Vote Required for Approval

You may vote in favor of any or all of the directors or you may also withhold your vote as to any or all of the directors for re-election. When a quorum is present, re-election of each director will require a plurality of the shares of the common stock present by telephone dial-in and entitled to vote at the Annual Meeting. “Plurality” means that the directors receiving the largest number of votes cast are re-elected as directors up to the maximum number of directors to be elected at the meeting. The holders of shares of Common Stock shall not have cumulative voting rights with regard to election of directors. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the directors. If you hold your shares in “street name” and you do not instruct your broker how to vote in the election of directors, a broker non-vote will occur and, no votes will be cast on your behalf. It is therefore critical that you cast your vote if you want it to count in the election of directors. Withheld votes will be excluded entirely from the vote and will have no effect on the outcome. Broker non-votes will not be counted as votes cast and will have no effect on the result of the vote although they will be considered present for the purpose of determining the presence of a quorum.

Recommendation of the Board

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” ALL DIRECTORS FOR RE-ELECTION.

PROPOSAL NO. 3 — THE FOUNDER SHARE AMENDMENT PROPOSAL

Overview

This is a proposal to amend our amended and restated certificate of incorporation to allow the initial stockholders to convert the Class B common stock into Class A common stock on a one-for-one basis at any time prior to the closing of the Company’s initial business combination. The initial stockholders will continue to be subject to the same restrictions as holders of the Class B common stock before the conversion including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a business combination as described in the Company’s final prospectus dated February 10, 2022, filed with the SEC in connection with its IPO. The text of the proposed amendment is set forth in Annex A to this proxy statement.

Reasons for the Founder Share Amendment Proposal

The Board believes the opportunity to consummate a business combination is in the best interests of the Company and its stockholders.

The Company believes stockholders will benefit from the Company consummating a business combination. The Company is proposing the Founder Share Amendment Proposal because it believes it is in the best interest of the Company to allow increased flexibility for the holders of founder shares to convert their shares into public shares on a one-for-one basis and that may aid the Company in retaining investors and meeting continued listing requirements necessary to continue to pursue a business combination. For example, on December 11, 2023, the Company received a deficiency letter from the Listing Qualifications Department of Nasdaq notifying the Company that, for the preceding 30 consecutive business days, the Company’s Market Value of Listed Securities was below the $50 million minimum requirement for continued inclusion on the Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5450(b)(2)(A). The notification received had no immediate effect on the Company’s Nasdaq listing. In accordance with Nasdaq rules, the Company was provided an initial period of 180 calendar days, or until June 10, 2024, to regain compliance with the MVLS Requirement. If, at any time before the Compliance Date, the Company’s MVLS closes at $50 million or more for a minimum of 10 consecutive business days, the Staff would provide the Company with written confirmation of compliance with the MVLS Requirement. The Company received a letter date February 16, 2024 from the Nasdaq staff notifying the Company that it had regained compliance with the MVLS Requirement. Implementation of the Founder Share Amendment Proposal, as currently contemplated, may help the Company maintain compliance with the MVLS Requirement, since following the conversion of the Class B common stock into Class A common stock, the 5,750,000 shares of Class B common stock held by our founder shares holders would be included in the calculation of the MVLS, making it more likely that the Company will satisfy the MVLS Requirement. If the Company does not maintain compliance with the MVLS Requirement, the Company may be delisted by Nasdaq. Listing on Nasdaq may be a closing condition under any business combination agreement the Company many enter into in the future. Therefore, the Company would not be able to complete such potential business combination in the event of a delisting of its securities on Nasdaq. The Founder Share Amendment Proposal reduces the risk that the Company will be delisted from Nasdaq and that any potential business combination would fail. As a result, the Founder Share Amendment Proposal may aid the Company in retaining investors.

Regardless of the aforementioned reduced risk of delisting by Nasdaq, the Nasdaq Listing Rule IM-5101-2(b) requires that special purpose acquisition companies (“SPACs”), such as the Company, complete one or more business combinations within 36 months of the effectiveness of its initial public offering registration statement, which, in the case of the Company, would be February 8, 2025. The proposed extension of the Termination Date to August 12, 2025 will exceed the maximum 36 month period permitted by the Nasdaq Listing Rules. As a result, if we do not consummate an initial Business Combination prior to February 8, 2025, and if the Extension Amendment Proposal is approved, Nasdaq may commence proceedings to de-list our Common Stock. The announcement of de-listing proceedings may adversely affect the trading price of our Common Stock and, if our Common Stock is de-listed, there may no longer be an active trading market for such Common Stock. In addition, the potential or actual de-listing of our Common Stock may also adversely affect our ability to consummate an initial Business Combination. For more information see “Risk Factors — We are required by the Nasdaq Listing Rules to consummate a Business Combination within 36 months of the effectiveness of our IPO Registration Statement. In the event we do not consummate a Business Combination within this time period, or securities could be subject to delisting.”

If the Founder Share Amendment Proposal Is Not Approved

If the Founder Share Amendment Proposal is not approved, the holders of the Class B common stock will not be able to convert such shares into Class A common stock prior to the completion of a Business Combination. If the Founder Share Amendment Proposal is not approved, we believe it may reduce our flexibility to maintain a listing of our Class A common stock, including our options to maintain compliance with the MVLS Requirement. The Company believes that it is in the best interest of the Company to allow increased flexibility for the Sponsor to convert its shares into public shares and that may aid the Company in retaining investors and meeting continued listing requirements necessary to continue to pursue a business combination. If the Founder Share Amendment Proposal is not approved, the Company believes that, for the reasons discussed above, it may be more difficult to complete a Business Combination. If we were not able to complete a Business Combination, then the Company would be forced to liquidate.

Interests of the Company’s Directors and Executive Officers

When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        If the Founder Share Amendment Proposal is not approved and the Company does not consummate an initial business combination within the Combination Period, in accordance with our charter, the 5,750,000 founder shares that we issued to the Sponsor in exchange for an aggregate capital contribution of $25,000, or approximately $0.004 per share, will be worthless. The founder shares had an aggregate market value of approximately $64,975,000 based on the last sale price for the Company’s public shares of $11.30 on the NASDAQ on July 17, 2024;

•        If the Founder Share Amendment Proposal is not approved and the Company does not consummate an initial business combination within the Combination Period, in accordance with our charter, the 940,000 private placement shares purchased by the Sponsor and its affiliates for an aggregate investment of $9,400,000, or $10.00 per private share, will be worthless;

•        Even if the trading price of the Class A common stock were as low as $0.004 per share, the aggregate market value of the founder shares owned by the Sponsor and its affiliates alone would be approximately equal to the initial investment in the Company by the Sponsor and its affiliates. As a result, if an initial business combination is completed, the initial stockholders are likely to be able to make a substantial profit on their investment in us even at a time when the Class A common stock has lost significant value. On the other hand, if the Founder Share Amendment Proposal is not approved and the Company liquidates without completing its initial business combination, the initial stockholders will lose their entire investment in us;

•        All rights specified in the charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If a business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•        All of the current members of our Board are expected to continue to serve as directors at least through the date of the special meeting to approve a business combination and some may continue to serve following a business combination and receive compensation thereafter; and

•        The Company’s executive officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to obtain the Extension and consummate a business combination, they will not have any claim against the trust account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if a business combination is not completed. As of the date of this proxy statement, there are no outstanding out-of-pocket expenses for which the Company’s executive officers or directors, or their respective affiliates are awaiting reimbursement.

Additionally, if the Founder Share Amendment Proposal is approved and we consummate an initial business combination, the Sponsor, officers and directors may have additional interests as will be described in the proxy statement for the business combination.

If the Founder Share Amendment Proposal Is Approved

If the Founder Share Amendment Proposal is approved, the Company intends to file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto, to allow the initial stockholders to convert the Class B common stock into Class A common stock on a one-for-one basis at any time prior to the closing of the business combination. The Company will then continue to work to consummate a business combination by the Charter Extension Date.

Vote Required for Approval

The approval of the Founder Share Amendment Proposal requires the affirmative vote by holders of 65% of the Company’s outstanding Class A common stock and Class B common stock, voting together as a single class.

If you do not vote, you abstain from voting or you fail to instruct your broker or other nominee as to the voting of shares you beneficially own, your action will have the same effect as a vote “AGAINST” the Founder Share Amendment Proposal. If you do not want the Founder Share Amendment Proposal approved, you must abstain, not vote, or vote “AGAINST” the Founder Share Amendment Proposal.

The Company’s initial stockholders and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Founder Share Amendment Proposal.

The initial stockholders are not entitled to redeem the founder shares or any public shares held by them. On the record date, the initial stockholders beneficially owned and were entitled to vote 4,460,909 shares of Class B common stock and 940,000 shares of Class A common stock, which represents approximately 54.3% of the Company’s issued and outstanding common stock.

Resolution

The text of the proposed amendment to be put to stockholders to consider and vote upon at the special meeting in relation to the Founder Share Amendment Proposal is set forth in Annex A to this proxy statement.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY’S STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE FOUNDER SHARE AMENDMENT PROPOSAL.

PROPOSAL NO. 4 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal asks stockholders to approve the adjournment of the Annual Meeting to a later date or dates if necessary to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are insufficient shares of Common Stock represented (either through telephone or by proxy) to constitute a quorum necessary to conduct business at the Annual Meeting or to approve the Extension Amendment Proposal, or the Directors Proposal; or to adjourn the Annual Meeting to a later date or dates for any other reasons as determined by the Board, in its sole discretion.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Annual Meeting to a later date in the event, that based on the tabulated votes, there are insufficient shares of Common Stock represented (either through telephone or by proxy) to constitute a quorum necessary to conduct business at the Annual Meeting or at the time of the Annual Meeting to approve the Extension Amendment Proposal, or the Directors Proposal. In such events, the Charter Extension would not be implemented.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present through telephone or represented by proxy and entitled to vote thereon at the Annual Meeting. Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Annual Meeting and therefore will have no effect on the approval of the Adjournment Proposal. Broker non-votes, if any, will also have no effect on the approval of the Adjournment Proposal.

As of the date of this proxy statement, the Sponsor and the Company’s officers and directors intend to vote any Common Stock owned by them in favor of the Adjournment Proposal. As of the date hereof, the Sponsor and certain of the Company’s officers and directors and their affiliates owned approximately 54.3% of the issued and outstanding shares of Common Stock and the Company’s directors and officers do not own any Common Stock (excluding any securities indirectly owned by officers or directors as a result of his or her membership interest in the Sponsor). As a result, in addition to the Sponsor, approval of the Adjournment Proposal will not require any additional vote of Public Stock.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY STOCKHOLDERS VOTE
“FOR”
THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR
STOCKHOLDERS EXERCISING REDEMPTION RIGHTS

The following discussion is a summary of material U.S. federal income tax considerations for holders of Public Stock that elect to have their Public Stock redeemed for cash if the Extension Amendment Proposal is approved. This section applies only to investors that hold Public Stock as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular stockholder in light of its particular circumstances or status, including:

•        financial institutions or financial services entities;

•        broker-dealers;

•        S corporations;

•        taxpayers that are subject to the mark-to-market accounting rules;

•        tax-exempt entities;

•        governments or agencies or instrumentalities thereof;

•        tax-qualified retirement plans;

•        insurance companies;

•        regulated investment companies or real estate investment trusts;

•        expatriates or former long-term residents or citizens of the United States;

•        persons that directly, indirectly, or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•        persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•        persons that hold our securities as part of a straddle, constructive sale, hedging, conversion, synthetic security or other integrated or similar transaction;

•        persons subject to an alternative minimum tax;

•        Redeeming U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

•        controlled foreign corporations;

•        corporations that accumulate earnings to avoid U.S. federal income tax;

•        “qualified foreign pension funds” (within the meaning of Section 897(l)(2) of the Code) and entities whose interests are held by qualified foreign pension funds;

•        accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the Code;

•        foreign corporations with respect to which there are one or more United States stockholders within the meaning of Treasury Regulation Section 1.367(b)-3(b)(1)(ii);

•        passive foreign investment companies or their stockholders; or

•        Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

This discussion is based on current U.S. federal income tax laws as in effect on the date hereof, which is subject to change, possibly on a retroactive basis, which may affect the U.S. federal income tax consequences described herein. Furthermore, this discussion does not address any aspect of U.S. federal non-income tax laws, such as gift, estate or Medicare net investment income tax laws, Foreign Account Tax Compliance Act, or state, local or non-U.S. laws.

The Company has not sought, and the Company does not intend to seek, a ruling from the U.S. Internal Revenue Service (“IRS”) as to any U.S. federal income tax considerations described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

This discussion does not consider the U.S. federal income tax treatment of entities or arrangements treated as partnerships or other pass-through entities (including branches) for U.S. federal income tax purposes (any such entity or arrangement, a “Flow-Through Entity”) or investors that hold our securities through Flow-Through Entities. If a Flow-Through Entity is the beneficial owner of our securities, the U.S. federal income tax treatment of an investor holding our securities through a Flow-Through Entity generally will depend on the status of such investor and the activities of such investor and such Flow-Through Entity.

If you hold our securities through a Flow-Through Entity, we urge you to consult your tax advisor.

THE FOLLOWING IS FOR INFORMATIONAL PURPOSES ONLY. EACH HOLDER IS URGED TO CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF EXERCISING REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

For purposes of this discussion, because any Unit consisting of one share of Class A Common Stock and one-half (1/2) of one warrant (with a whole warrant representing the right to acquire one share of Class A Common Stock) is separable at the option of the holder, the Company is treating each share of Class A Common Stock and one-half (1/2) of one warrant to acquire one share of Common Stock held by a holder in the form of a single Unit as separate instruments and is assuming that the Unit itself will not be treated as an integrated instrument. Accordingly, the cancellation or separation of the Units in connection with the exercise of redemption rights generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a contrary position.

U.S. Federal Income Tax Considerations to U.S. Stockholders

This section is addressed to Redeeming U.S. Holders (as defined below) of Public Stock that elect to have their Public Stock redeemed for cash as described in the section entitled “Proposal No. 1 — The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is, for U.S. federal income tax purposes:

•        an individual who is a citizen or resident of the United States;

•        a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•        an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•        any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Tax Treatment of the Redemption — In General

The U.S. federal income tax consequences to a Redeeming U.S. Holder of Public Stock that exercises its redemption rights to receive cash in exchange for all or a portion of its Public Stock will depend on whether the redemption qualifies as a sale of the Public Stock redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code. If the redemption qualifies as a sale of such Redeeming U.S. Holder’s shares, such Redeeming U.S. Holder will generally be required to recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. Any such capital gain or loss generally will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for such shares exceeds one year at the time of the redemption. A Redeeming U.S. Holder’s tax basis in such Redeeming U.S. Holder’s shares generally will equal the cost of such shares.

The redemption generally will qualify as a sale of such shares if the redemption either (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder, (ii) results in a “complete redemption” of such Redeeming U.S. Holder’s interest in the Company or (iii) is “not essentially equivalent to a dividend” with respect to such Redeeming U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a Redeeming U.S. Holder takes into account not only shares directly owned by such Redeeming U.S. Holder, but also shares that are constructively owned by such Redeeming U.S. Holder. A Redeeming U.S. Holder may constructively own, in addition to Public Stock owned directly, Public Stock owned by certain related individuals and entities in which such Redeeming U.S. Holder has an interest or that have an interest in such Redeeming U.S. Holder, as well as any shares such Redeeming U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the Public Warrants.

The redemption generally will be “substantially disproportionate” with respect to a Redeeming U.S. Holder if the percentage of the Company’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owns immediately after the redemption is less than 80 percent of the percentage of the Company’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owned immediately before the redemption, and such Redeeming U.S. Holder immediately after the redemption actually and constructively owns less than 50 percent of the total combined voting power of the Company. There will be a complete redemption of such Redeeming U.S. Holder’s interest if either (i) all of the shares directly or constructively owned by such Redeeming U.S. Holder are redeemed or (ii) all of the shares directly owned by such Redeeming U.S. Holder are redeemed and such Redeeming U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the shares owned by certain family members and such Redeeming U.S. Holder does not constructively own any other shares. The redemption will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such Redeeming U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a “meaningful reduction” in such Redeeming U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority Stockholder in a publicly held corporation that exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the above tests is satisfied, the redemption will be treated as a distribution with respect to the shares under Section 302 of the Code, in which case the Redeeming U.S. Holder will be treated as receiving a corporate distribution as discussed below.

Redemption of Public Stock Treated as Corporate Distribution

If the redemption is treated as a corporate distribution, such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Any such dividends paid to a Redeeming U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends paid to a non-corporate Redeeming U.S. Holder generally will constitute “qualified dividends” that will be subject to tax at the maximum tax rate accorded to long-term capital gains. It is unclear whether the redemption rights with respect to the Public Stock described in this proxy statement may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.

Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the Redeeming U.S. Holder’s adjusted tax basis in such Redeeming U.S. Holder’s Public Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of such Redeeming U.S. Holder’s Public Stock as discussed below. After the application of those rules, any remaining tax basis of the Redeeming U.S. Holder in the redeemed Public Stock will be added to the Redeeming U.S. Holder’s adjusted tax basis in its remaining Public Stock, or, if it has none, to the Redeeming U.S. Holder’s adjusted tax basis in its Public Warrants or possibly in other shares constructively owned by it.

Redemption of Public Stock Treated as a Sale or Other Disposition

If the redemption qualifies as a sale or other disposition of Public Stock, a Redeeming U.S. Holder will generally recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the Public Stock is held as part of a Unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the Public Stock based upon the then fair market values of the Public Stock and the one-half (1/2) of one warrant included in the Unit) and (ii) the Redeeming U.S. Holder’s adjusted tax basis in its Public Stock so redeemed. A Redeeming U.S. Holder’s adjusted tax basis in its Public Stock generally will equal the Redeeming U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a Unit allocated to a share of Public Stock or the Redeeming U.S. Holder’s initial basis for Public Stock received upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Any such capital gain or loss will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for the Public Stock so disposed of exceeds one year at the time of the redemption. Long-term capital gain realized by a non-corporate Redeeming U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations. However, it is unclear whether the redemption rights with respect to the Public Stock described in this proxy statement may prevent a U.S. Holder from satisfying the applicable holding period requirements for long-term capital gain or loss.

If a Redeeming U.S. Holder holds different blocks of Public Stock (generally, shares of Public Stock purchased or acquired on different dates or at different prices), such Redeeming U.S. Holder is urged to consult its tax advisors to determine how the above rules apply to such Redeeming U.S. Holder.

ALL REDEEMING U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC STOCK PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

U.S. Federal Income Tax Considerations to Non-U.S. Stockholders

This section is addressed to Redeeming Non-U.S. Holders (as defined below) of Public Stock that elect to have their shares redeemed for cash as described in the section entitled “Proposal No. 1 — The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a Flow-Through Entity) of our Public Stock that so redeems its Public Stock and is not a Redeeming U.S. Holder.

Tax Treatment of the Redemption — In General

Except as otherwise discussed in this section, the characterization of a redemption for a Redeeming Non-U.S. Holder who elects to have its shares redeemed will generally be characterized in the same manner as a U.S. Stockholder for U.S. federal income tax purposes. See the discussion above under “U.S. Federal Income Tax Considerations to U.S. Stockholders.”

Redeeming Non-U.S. Holders of shares considering exercising their redemption rights are urged to consult their tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.

Redemption of Public Stock Treated as a Corporate Distribution

If the redemption qualifies as a corporate distribution, such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles, and provided such dividends are not effectively connected with the Redeeming Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Redeeming Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the Redeeming Non-U.S. Holder’s adjusted tax basis in such Redeeming Non-U.S. Holder’s Public Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of such Redeeming Non-U.S. Holder’s Public Stock as discussed below. In addition, if we determine that we are likely to be classified as a “U.S. real property holding corporation” (see “— Redemption of Public Stock Treated as a Sale or Other Disposition” below), we will withhold 15% of any distribution that exceeds our current and accumulated earnings and profits.

The withholding tax does not apply to dividends paid to a Redeeming Non-U.S. Holder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the Redeeming Non-U.S. Holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the Redeeming Non-U.S. Holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Redeeming Non-U.S. corporation receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).

Redemption of Public Stock Treated as a Sale or Other Disposition

If the redemption qualifies as a sale or other disposition, a Redeeming Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on a sale or other disposition of Public Stock unless:

•        the gain is effectively connected with the conduct of a trade or business by the Redeeming Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Redeeming Non-U.S. Holder);

•        the Redeeming Non-U.S. Holder is an individual present in the United States for 183 days or more in the taxable year of disposition and certain other conditions are met; or

•        we are or have been a “U.S. real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Redeeming Non-U.S. Holder held Public Stock, and, in the case where the shares of Public Stock are regularly traded on an established securities market, the Redeeming Non-U.S. Holder has owned, directly or constructively (including through ownership of warrants) more than 5% of the shares of Public Stock at any time within the shorter of the five-year period preceding the disposition or such Redeeming Non-U.S. Holder’s holding period for the shares of Public Stock. There can be no assurance that the Public Stock will be treated as regularly traded on an established securities market for this purpose.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Redeeming Non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a Redeeming Non-U.S. Holder that is a foreign corporation may also be subject to an additional “branch profits tax” at a 30% rate (or lower treaty rate). Gain described in the second bullet point above will be subject to a 30% U.S. federal income tax rate.

If the third bullet point above applies to a Redeeming Non-U.S. Holder, gain recognized by such holder on the disposition of the Public Stock will be subject to tax at generally applicable U.S. federal income tax rates. We cannot determine whether we will be a U.S. real property holding corporation in the future until we complete a Business Combination. We will be classified as a U.S. real property holding corporation if the fair market value of our “U.S. real property interests” equals or exceeds 50 percent of the sum of the fair market value of our worldwide real property interests plus our other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes.

If a Redeeming Non-U.S. Holder holds different blocks of Public Stock (generally, shares of Public Stock purchased or acquired on different dates or at different prices), such Redeeming Non-U.S. Holder is urged to consult its tax advisors to determine how the above rules apply to such Redeeming Non-U.S. Holder.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

•        fails to provide an accurate taxpayer identification number;

•        is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

•        in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its non-U.S. status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

As previously noted above, the foregoing discussion of material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any Stockholder. We once again urge you to consult with your tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal and any redemption of your Public Stock.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of July 17, 2024, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the Company’s common stock, by:

•        each person known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding Common Stock;

•        each of the Company’s executive officers and directors that beneficially owns shares of the Company’s Common Stock; and

•        all the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

In the table below, percentage ownership is based on 10,276,272 shares of our common stock, consisting of (i) 4,526,272 shares of our Class A common stock and (ii) 5,750,000 shares of our Class B common stock, issued and outstanding as of July 17, 2024. The table below does not reflect record of beneficial ownership of any shares of common stock issuable upon exercise of the warrants because these securities are not exercisable within 60 days of this proxy statement.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

	Class A Common Stock		Class B Common Stock		Approximate Percentage of Outstanding Common Stock
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
Water by Nordic AB(2)	470,000	10.4%	2,273,743	39.5%	26.7%
byNordic Holdings LLC	275,000	6.1%	1,267,912	22.1%	15.0%
byNordic Holdings II LLC	195,000	4.3%	899,065	15.6%	10.6%
Jonas Olsson(3)	—	—	—	—	—
Michael Hermansson(3)	—	—	—	—	—
Christian Merheim(3)	—	—	—	—	—
Mats Karlsson(3)	—	—	—	—	—
Alexander “Bigge” Lidgren(3)	—	—	—	—	—
Anders Norlin(3)	—	—	—	—	—
Fredrik Elmberg(3)	—	—	—	—	—
Anna Yukiko Bickenbach(3)	—	—	—	—	—
Thomas Fairfield	—	—	66,729	1.2%	0.7%
Steven Wasserman	—	—	133,460	2.3%	1.3%
All executive officers and directors as a group (10 individuals)	—	—	200,189	3.5%	2.0%
Other 5% Stockholders
Periscope Capital Inc.(4)	300,000	6.6%	—	—	2.9%
Rivernorth Capital Management, LLC(5)	742,500	16.39%	—	—	7.2%
Mizuho Financial Group, Inc.(6)	316,000	6.98%	—	—	3.1%

____________

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is c/o Pir 29, Einar Hansens Esplanad 29, 211 13 Malmö, Sweden.

(2)      Includes shares for which our sponsor is the record holder but excludes shares held of record by byNordic Holdings LLC, and byNordic Holdings II LLC which our sponsor may be deemed to beneficially own as the sole member of byNordic Manager LLC, the manager of byNordic Holdings LLC and byNordic Holdings II LLC. Each of Jonas Olsson, Michael Hermansson, and Joachim Cato are the managing members of our sponsor, and as such, each have voting and investment discretion with respect to the common stock held of record by our sponsor and may be deemed to have shared beneficial ownership of the common stock held directly by our sponsor. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(3)      Each of these individuals holds a direct or indirect interest in our sponsor. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(4)      According to a Schedule 13G filed on February 9, 2024, Periscope Capital Inc., which is the beneficial owner of 133,200 shares of Common Stock, acts as investment manager of, and exercises investment discretion with respect to, certain private investment funds that collectively directly own 166,800 shares of Class A common stock. The business address for the reporting person is 333 Bay Street, Suite 1240, Toronto, Ontario, Canada M5H 2R2.

(5)      According to a Schedule 13G filed on February 14, 2024, RiverNorth Capital Management, LLC is the beneficial owner of 742,500 shares of Class A common stock. The business address for the reporting person is 360 S. Rosemary Avenue, Ste. 1420, West Palm Beach, Florida 33401.

(6)      According to a Schedule 13G filed on February 13, 2024, Mizuho Financial Group, Inc. is the beneficial owner of 316,000 shares of Class A common stock. The business address for the reporting person is 1–5–5, Otemachi, Chiyoda–ku, Tokyo 100–8176, Japan.

FUTURE STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal is approved and the Charter Amendment is filed, we anticipate that we will hold another meeting of stockholders before the Extension Date to consider and vote upon the Business Combination. Accordingly, if we consummate the Business Combination, the Company’s next annual meeting of stockholders will be held at a future date to be determined by the post-Business Combination company. If the Extension Amendment Proposal is not approved, or it is approved but we do not consummate a business combination before the Extension Date, the Company will dissolve and liquidate. Accordingly, there will be no annual meeting of stockholders.

HOUSEHOLDING INFORMATION

Unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement to any household at which two or more stockholders reside if the Company believes the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if stockholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of the Company’s disclosure documents, the stockholders should follow these instructions:

•        If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at byNordic Acquisition Corporation, c/o Pir 29, Einar Hansens Esplanad 29, 211 13 Malmö, Sweden, to inform us of his or her request; or

•        If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on the Company at the SEC web site, which contains reports, proxy statements and other information, at: www.sec.gov.

This proxy statement is available without charge to stockholders of the Company upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Annual Meeting, you should contact the Company in writing at byNordic Acquisition Corporation, c/o Pir 29, Einar Hansens Esplanad 29, 211 13 Malmö, Sweden or by telephone at +46 707 29 41 00.

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Karen Smith, the proxy solicitor for the Company, by calling (877) 870-8565 (toll-free), or by emailing ksmith@advantageproxy.com. You will not be charged for any of the documents that you request.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Annual Meeting, or no later than July 31, 2024.

Annex A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
BYNORDIC ACQUISITION CORPORATION
Pursuant to Section 242 of the
Delaware General Corporation Law

BYNORDIC ACQUISITION CORPORATION (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1.      The name of the Corporation is “byNordic Acquisition Corporation” The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on December 27, 2019 (the “Original Certificate”). An amended and restated certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on February 3, 2022 (the “Amended and Restated Certificate of Incorporation”).

2.      This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

3.      This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

4.      The text of Section 4.3(b)(i) of Article IV is hereby amended and restated to read in full as follows:

(i)     Shares of Class B Common Stock shall convert into shares of Class A Common Stock on a one-for-one basis (subject to adjustment for stock splits, stock dividends, reorganizations, recapitalizations and the like) (the “Initial Conversion Ratio”) (i) at the election of the holder, in its sole discretion, or (ii) automatically, on the closing of the initial Business Combination.

5.      The text of Section 9.1(b) of Article IX is hereby amended and restated to read in full as follows:

(b)    Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 28, 2020, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by August 12, 2025 (the “Termination Date”) and (iii) the redemption of Offering Shares in connection with a vote seeking to amend such provisions of this Amended and Restated Certificate as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

6.      The text of Section 9.1(c) of Article IX is hereby amended and restated to read in full as follows:

(c)     The Board may by resolution, without another stockholder vote, elect to extend the Termination Date one month each time for twelve months until August 12, 2025, provided that, (i) the Sponsor (or one or more of its affiliates or permitted designees) (the “Lender”) will deposit the lesser of (i) $0.04 for each outstanding Offering Share, or (ii) $50,000, into the Trust Account for each such extension, for an aggregate deposit of up

Annex A-1

to $600,000 (if all twelve additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by the Corporation to the Lender. If the Corporation completes its initial Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert a portion or all of the amounts loaned under such promissory note into additional Class A Common Stock at a price of $10.00 per share. If the Corporation does not complete a Business Combination by the Termination Date, the loans will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

7.      The text of Section 9.2(d) of Article IX is hereby amended and restated to read in full as follows:

(d)    In the event that the Corporation has not consummated an initial Business Combination by the Termination Date, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

8.      The text of Section 9.7 of Article IX is hereby amended and restated to read in full as follows:

Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to this Amended and Restated Certificate (a) to modify the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by the Termination Date, or (b) with respect to any other material provision of this Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes, divided by the number of then outstanding Offering Shares.

Annex A-2

IN WITNESS WHEREOF, byNordic Acquisition Corporation has caused this Amendment to the Amended and Restated Certificate of Incorporation to be duly executed in its name and on its behalf by an authorized officer as of this [•]th day of [•] 2024.

BYNORDIC ACQUISITION CORPORATION
By:
Name:	Michael Hermansson
Title:	Chief Executive Officer

Annex A-3

PRELIMINARY PROXY CARD
SUBJECT TO COMPLETION

P R O X Y C A R D

byNordic Acquisition Corporation
c/o Pir 29
Einar Hansens Esplanad 29
211 13 Malmö

ANNUAL MEETING
OF STOCKHOLDERS OF BYNORDIC ACQUISITION CORPORATION

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING
TO BE HELD ON AUGUST 7, 2024.

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated July 18, 2024, in connection with the annual meeting of stockholders (the “Annual Meeting”) of byNordic Acquisition Corporation (the “Company”) to be held at 10:00 a.m. Eastern Time on August 7, 2024, and hereby appoints Michael Hermansson and Thomas Fairfield, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Annual Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement/prospectus.

The Company will be holding the Annual Meeting via teleconference using the following dial-in information:

Telephone access:

Within the U.S. and Canada:

1 877-853-5257 (toll-free)

1 888-475-4499 (toll-free)

Outside of the U.S. and Canada:

Hong Kong SAR: +852 3008 3297 or 800 931 645 (Toll Free)

China: +86 10 8783 3177 or 400 669 9381 (Toll Free)

Meeting ID: 92034983299

Passcode: 430909

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 , 2, 3 AND 4.

(Continued and to be marked, dated and signed on reverse side)

Please mark vote as indicated in this example	☒	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4.

Proposal No. 1 — Extension Amendment Proposal — To amend the Certificate of Incorporation to extend the date (the “Termination Date”) by which the Company has to consummate a Business Combination (as defined below) (the “Charter Extension”) from August 12, 2024 to August 12, 2025 (the “Charter Extension Date”), or such earlier date as determined by the Company’s board of directors (the “Board”), in its sole discretion, unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”). A copy of the proposed amendment to the Certificate of Incorporation (the “Extension Amendment”) is set forth in Annex A to the accompanying proxy statement.

For ☐            Against ☐            Abstain ☐

Proposal No. 2 — Directors Proposal — Re-election of the following individuals to serve as directors of the Company, each to serve for a one-year term or until their successors are elected and qualified.

	For	Withheld
Jonas Olsson	☐	☐
Anna Yukiko Bickenbach	☐	☐
Anders Norlin	☐	☐
Fredrik Elmberg	☐	☐
Steven Wasserman	☐	☐

Proposal No. 3 — Founder Share Amendment Proposal — To amend the Company’s charter to provide for the right of a holder of the Company’s Class B common stock, par value $0.0001 per share (the “Class B Common Stock” or the “Founder Shares”), to convert into shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock” or “Public Shares”) on a one-for-one basis at any time, and from time to time, prior to the closing of a business combination at the election of the holder.

For ☐            Against ☐            Abstain ☐

Proposal No. 4 — Adjournment Proposal — To adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are insufficient shares of Class A common stock, par value $0.0001 per share, and Class B common stock, par value $0.0001 per share in the capital of the Company represented (either through telephone or by proxy) to constitute a quorum necessary to conduct business at the Annual Meeting or at the time of the Annual Meeting to approve the Extension Amendment Proposal, or the Directors Proposal; or to adjourn the Annual Meeting to a later date or dates for any other reasons as determined by the Board, in its sole discretion.

For ☐            Against ☐            Abstain ☐

Dated: _______________________________, 2024

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.